                             [PHOTO APPEARS HERE]


                          [THE ACORN FAMILY OF FUNDS]


                                                  ANNUAL REPORT
                                                  ------------------------------
                                                               DECEMBER 31, 1997


Managed by Wanger Asset Management, L.P.

ACORN FAMILY OF FUNDS ANNUAL REPORT 1997
     TABLE OF CONTENTS

Squirrel Chatter
     WAM at Five                                          1
     The Empress Strikes Back

Acorn Fund
     In a Nutshell                                        4
     Performance at a Glance                              5
     Major Portfolio Changes                             14
     Statement of Investments                            16
     Foreign Portfolio Diversification                   22

Acorn International
     In a Nutshell                                        6
     Performance at a Glance                              7
     Major Portfolio Changes                             23
     Statement of Investments                            25
     Portfolio Diversification                           31

Acorn Usa
     In a Nutshell                                        2
     Performance at a Glance                              3
     Major Portfolio Changes                             10
     Statement of Investments                            11

Acorn Family of Funds
     Reflections on the Year                              8
     Scarlet A Awards                                     9
     Report of Independent Auditors                      32
     Statements of Assets and Liabilities                33
     Statements of Operations                            34
     Statements of Changes in Net Assets                 35
     Financial Highlights                                36
     Notes to Financial Statements                       38

     SHAREHOLDERS APPROVE NEW AGREEMENTS

At a special meeting on December 9, 1997, shareholders of Acorn Fund, Acorn International and Acorn USA voted to approve a proposal that replaced each Fund's investment advisory agreement with a new investment advisory agreement and a separate administrative services agreement. In addition, shareholders voted to ratify the selection of Ernst & Young LLP as each Fund's independent public accountants. The new investment advisory and administrative services agreements took effect on January 1, 1998. The outcome of the vote was as follows:

                                    Record Date       Total Share                                                         Broker
                                   Share Position    Position Voted         For             Against       Abstentions    Non-Votes
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Acorn Fund                         199,901,724.041
------------------------------------------------------------------------------------------------------------------------------------

(A) New Advisory Agreement                           127,466,115.169   99,093,922.912   24,835,066.632   3,088,699.625   448,486.000

------------------------------------------------------------------------------------------------------------------------------------

(B) Ratification of Ernst & Young                    127,466,115.169  123,529,336.908    1,457,568.729   2,479,209.532
------------------------------------------------------------------------------------------------------------------------------------

Acorn International                 89,857,412.428
------------------------------------------------------------------------------------------------------------------------------------

(A) New Advisory Agreement                            50,074,459.286   38,988,238.591    9,213,188.805   1,387,075.890   485,956.000

------------------------------------------------------------------------------------------------------------------------------------

(B) Ratification of Ernst & Young                     50,074,459.286   47,831,810.273      994,432.229   1,248,216.784
------------------------------------------------------------------------------------------------------------------------------------

Acorn USA                           10,407,196.332
------------------------------------------------------------------------------------------------------------------------------------

(A) New Advisory Agreement                             5,520,517.364    4,781,246.621      576,387.088     104,180.655    58,703.000

------------------------------------------------------------------------------------------------------------------------------------

(B) Ratification of Ernst & Young                      5,520,517.364    5,352,991.669       82,715.307      84,810.388
------------------------------------------------------------------------------------------------------------------------------------

                                            [PHOTO OF RALPH WANGER APPEARS HERE]

     SQUIRREL CHATTER:


WAM at Five

The founders of Wanger Asset Management (WAM) announced their desire to become an independent firm five years ago. The negotiations that followed allowed our new firm to start managing the Acorn Fund on June 30, 1992. As shareholders, you ratified the change in investment manager. The Acorn Fund has done well over the five years since then. Acorn International was launched in September 1992, just in time to catch the historic 1993 bull move in foreign stocks, so today Acorn International is a large fund with an excellent team of analysts and portfolio managers. In September 1996, Acorn USA was introduced, and has had excellent investment performance and steady growth of assets.

    The mutual fund industry has changed a lot in the last five years. The number of mutual funds has grown at an astonishing rate. Tax-exempt retirement plans, such as IRAs and 401(k) plans, have become increasingly important. Financial planners and "fund supermarkets" are now major channels of distribution. In December 1997, shareholders approved a new advisory agreement for the funds, including a fee increase for Acorn Fund. We thank you for your vote of confidence.

    There were important changes at WAM in 1997. To start, Howard Kastel has joined WAM as CEO. Mr. Kastel is a seasoned attorney, and has been an advisor to me since WAM's creation in 1992. His guidance and opinions were especially valuable during the reorganization of WAM's partnership. His presence will improve internal operations and provide the partners and me relief from many administrative issues, enabling us to fully focus our efforts on portfolio management.

    WAM has also added employees in trading, accounting, data processing, marketing, and shareholder services. Shareholders have already seen one improvement, our new year-end Consolidated Account Statement. This single statement lists all of a shareholder's regular and retirement account transactions within the three Acorn funds. Other accounts can also be linked upon your request. This means fewer envelopes and easier record keeping for Acorn shareholders.

    In 1997, Terry Hogan decided to withdraw as a partner to pursue other opportunities. We wish him well. On a brighter note, WAM is pleased to announce the promotion of John Park to partner. John joined the firm in 1993 as WAM's health care specialist. His skill and judgment earned him the promotion.

The Empress Strikes Back

A PUZZLEMENT: President Clinton has clearly denied having an affair with a young lady, although in my opinion, he obviously did so. The American people treat this as a spicy soap opera plot, a follow-on to O.J. and Princess Di. Why are we titillated instead of scandalized? Perhaps part of the answer follows from a change in the role of the President. In olden times, the federal government was small, and the President was head of the First Family. As a family head, he had to follow family moral ideals. As the government has grown, the President is not head of the First Family, but much more imperial. Any Emperor is expected and encouraged to have concubines, as a sign of virility and strength. Europeans who are used to royalty's sexual amusements, cannot comprehend why this matter is worth gossiping about at all.

The royal metaphor helps explain a second puzzle, Mrs. Clinton's response. She clearly rejected the role of betrayed First Lady, but chose instead to blame a "right wing conspiracy." This calculated political response makes more sense for an Empress faced with the possible loss of her throne.

May the force be with you,

/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Wanger Asset Management
Lead Portfolio Manager, Acorn Fund

[PHOTO OF ROBERT A. MOHN APPEARS HERE]


ACORN USA
     IN A NUTSHELL

Acorn USA rocked the small-cap world in 1997. Your Fund's +32.3% return in dollars (+208% in Indonesian rupiah!) handily beat the Russell 2000 small-cap index (+22.4%) and Lipper's small-cap mutual fund average (+20.8%). Our precocious portfolio acted more like an adult-cap last year, outdoing the Dow (+24.9%) and nearly matching the jumbo-cap S&P 500 (+33.4%).

    Group of the year honors went to our cable television stocks. In 1996, paranoid investors fled from cable, fearing digital satellite TV would zap cable TV into extinction. But the cable doubters must have forgotten that sky TV remains expensive and unable to carry most local channels. The dreaded extraterrestrial satellite invasion of 1997 never made it out of the X-Files. Instead, cable companies snatched more viewer bodies, raised rates and roused their stocks. Our own able cable guy, Chuck McQuaid, loaded up on top flight cable providers (Cablevision) and programmers (United Video, Liberty Media) and made us a mint.

    Other winners in 1997 included Coast Savings, our lone banker. Coast announced it will be acquired by a fellow California thrift, H.F. Ahmanson, which itself is likely prey in today's bank-eat-bank world. Royal Caribbean Cruises rose a titanic 102% last year as more middle-aged middle-Americans vacationed afloat. We also doubled our money in C-Tec (now RCN Corp.), a new wave telephone entrepreneur. C-Tec's fast fiber lines and flair for marketing are giving the Bells fits.

    We live in the Golden Age of Free Trade, when economic events happening a hemisphere away can ruin or save the day for any company, be it the largest multinational lender or the smallest domestic manufacturer. Recently, the sound of Asian economies toppling like dominoes has left Wall Street dis-Oriented. This volatility may wrack your nerves, but it also creates opportunities. Rational, efficient markets are filled with fairly priced stocks; emotional markets offer up bargains. Here's to more bargains in 1998.

Fund Assets as of 12/31/97: $184.6 million
     Acorn USA Top 10 Holdings

COAST SAVINGS                                       5.9%
California Savings & Loan

CALENERGY                                           4.6%
Power Plants

LINCARE HOLDINGS                                    4.5%
Home Health Care Services

ATMOS ENERGY                                        3.6%
Natural Gas Distributor

UNITED VIDEO SATELLITE                              3.3%
CATV & Satellite Dish Programming

DATA TRANSMISSION                                   3.2%
Data Services for Farmers

ROYAL CARIBBEAN CRUISES                             3.1%
Cruises to Caribbean and Alaska

ACCEPTANCE INSURANCE                                3.0%
Crop Insurance

WACKENHUT                                           3.0%
Prison Management

HOST MARRIOTT                                       2.8%
Fast Food Kiosks in Airports

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------
                                      IRA

Remember, you have until April 15, 1998 to make your 1997 IRA contribution.
For an IRA booklet, including information about the new Roth and Education
IRAs (available for 1998), please call
1-800-9-ACORN-9 (1-800-922-6769)
--------------------------------------------------------------------------------

/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

     PERFORMANCE AT A GLANCE

The Value of a $10,000 Investment in Acorn USA
September 4, 1996 through December 31, 1997

                     ACORN USA MOUNTAIN CHART PLOT POINTS

DATE           ACORN USA ($)        RUSSELL 2000 ($)
----           -------------        ----------------
09/04/96       10,000               10,000
09/30/96       10,720               10,360
12/31/96       11,650               10,899
03/31/97       11,480               10,335
06/30/97       13,320               12,011
09/30/97       15,340               13,798
12/31/97       15,413               13,335         +0.5%

This graph compares the results of $10,000 invested in Acorn USA on September 4, 1996 (the date Fund shares were first offered to the public), with the Russell 2000 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn USA Portfolio Diversification
as a % of net assets, as of 12/31/97


                           [PIE CHART APPEARS HERE]

Information                                                    31.2 %
Health Care                                                     8.8 %
Consumer Goods/Services                                         5.8 %
Finance/Real Estate/Transportation                             16.2 %
Industrial Goods/Services                                      11.8 %
Energy/Minerals                                                18.6 %
Cash                                                            7.6 %
                                                              -------
                                                              100.0 %

RELATIVE PERFORMANCE
------------------------------------------------------------------------
                                              4th quarter   Last 12 mos.
                                                     1997
ACORN USA                                            0.5%          32.3%
Russell 2000                                        -3.4%          22.4%
Lipper Small Cap
  Funds Avg.                                        -5.0%          20.8%
S&P MidCap 400                                       0.8%          32.3%
S&P 500                                              2.9%          33.4%
Dow-Jones                                            0.0%          24.9%

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Lipper Small Cap Funds Avg. Is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 552 and 466 funds for the 4th qtr. and 12-mos. periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of U.S. blue-chip companies. The Dow Jones Industrial Average includes 30 large companies. All indexes are unmanaged and returns include reinvested dividends.


Net Asset Value Per Share 12/31/97: $15.12
------------------------------------------

[PHOTO OF RALPH WANGER APPEARS HERE]
[PHOTO OF CHARLES P. MCQUAID APPEARS HERE]


ACORN FUND
     IN A NUTSHELL

1997 was a very good year. Acorn's gain of 25.0% beat many of its peers and the Russell 2000, which gained 22.4%. But as shown on page five, large cap indexes fared best in 1997. Acorn Fund fell 0.7% in the fourth quarter; the small cap Russell 2000 index dropped 3.4%.

    In the quarter, Acorn's best stocks included three takeovers. Quality Food is being eaten by Fred Meyer. Pinnacle Financial is being acquired by CNB Bancshares. Coast Savings is being bought by Ahmanson. All three stocks jumped higher on the news. Acorn USA manager Rob Mohn won the trifecta as he follows all three.

    Communications stocks also did well. Cablevision Systems plugged into several deals, showing a 51% rise. Mobile Telecommunications signaled a 36% hike as its two-way paging business grew nicely. HSN Inc. successfully shopped for additional programming, buying a 27% gain.

    Technology was treacherous; the Russell small cap technology index lost 15.5%. MicroProse became microscopic, dropping 65% as its merger with GTI exploded.

    ACT Manufacturing couldn't get its act together and fell in half. However, Wanger analyst Laura McKenna's analyses of Analysts International and Keane were on target. Both stocks were up over 30% in the quarter.

    The Asian market collapse hurt our foreign portfolio in the fourth quarter, causing a 6.8% decline. For the year, we had a modest 1.9% profit in our foreign portfolio. Fortunately, our foreign team started a major sell program in August. At year-end, only 12% of Acorn was invested overseas.

    Acorn's cash position is relatively high at 9.1% and will be put to work as we find good small cap companies at reasonable prices.

Fund Assets as of 12/31/97: $3,681.5 million
     Acorn Fund Top 10 Holdings

AES CORPORATION                                  2.8%
Global Power Producer

LIBERTY MEDIA                                    2.4%
CATVProgramming

CARNIVAL                                         2.1%
Cruise Ship Line

LINCARE HOLDINGS                                 1.9%
Home Health Care Services

BORDERS                                          1.7%
Bookstores

HARLEY DAVIDSON                                  1.6%
Motorcycle Manufacturer

INTERNATIONAL GAME TECHNOLOGY                    1.4%
Gaming Equipment

SOLECTRON                                        1.4%
Electronics Contract Manufacturer

PEOPLE'S BANK BRIDGEPORT                         1.3%
Consumer Finance

HBO AND CO.                                      1.3%
Health Care Information Systems

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                                         Total 1997
-------------------------------------------------------------
                                       DISTRIBUTIONS

                               Acorn       Acorn        Acorn
                                Fund   International     USA
                               -----   -------------    -----
 Ordinary Income               $0.16       $0.38           --
 Short-Term Capital Gain          --          --        $0.24
 Long-Term Capital Gain        $1.61       $0.90        $0.05
 TOTAL PER SHARE IN 1997       $1.77       $1.28        $0.29


/s/ Ralph Wanger          /s/ Charles P. McQuaid

Ralph Wanger              Charles P. McQuaid
Lead Portfolio Manager    Co-Portfolio Manager

     PERFORMANCE AT A GLANCE


The Value of a $10,000 Investment in Acorn Fund
June 10, 1970 through December 31, 1997

ACORN FUND MOUNTAIN CHART PLOT POINTS

DATE      ACORN FUND($)       S&P($)
----      -------------       ------
1970       10,000              10,000
1971       17,828              14,490       +31.0%
1972       19,368              17,242       + 9.0%
1973       14,765              14,709       -24.0%
1974       10,691              10,816       -28.0%
1975       13,945              14,842       +30.0%
1976       23,045              18,394       +65.0%
1977       27,168              17,077       +18.0%
1978       31,777              18,200       +17.0%
1979       47,790              21,586       +50.0%
1980       62,594              28,602       +31.0%
1981       58,005              27,195       - 7.0%
1982       68,208              33,054       +18.0%
1983       85,389              40,510       +25.0%
1984       89,045              43,051       + 4.0%
1985      117,142              56,710       +32.0%
1986      136,843              67,295       +17.0%
1987      142,923              70,828       + 4.0%
1988      178,370              82,591       +25.0%
1989      222,681             108,761       +25.0%
1990      183,674             105,386       -18.0%
1991      270,641             137,492       -47.0%
1992      336,210             147,928       +24.0%
1993      444,889             162,882       +32.0%
1994      411,750             165,032        -7.0%
1995      497,407             227,047       +21.0%
1996      609,569             279,177       +23.0%
1997      761,852             372,320       +25.0%

This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the Standard & Poor's 500 Stock Index with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn Fund Portfolio Diversification
     as a % of net assets, as of 12/31/97


                           [PIE CHART APPEARS HERE]


Information                                             26.6 %
Health Care                                              7.8 %
Consumer Goods/Services                                  8.5 %
Finance/Real Estate/Transportation                      15.9 %
Industrial Goods/Services                                8.8 %
Energy/Minerals                                         11.1 %
Foreign                                                 12.2 %
Cash less liabilities                                    9.1 %
                                                       -------
                                                       100.0 %

Relative Performance
--------------------------------------------------------------------------------
                                                      4th quarter   Last 12 mos.
                                                             1997
Acorn Fund                                            -0.7%          25.0%
S&P 500                                                2.9%          33.4%
Russell 2000                                          -3.4%          22.4%
Lipper Small Cap
  Funds Avg.                                          -5.0%          20.8%
S&P MidCap 400                                         0.8%          32.3%
Dow-Jones                                              0.0%          24.9%

The S&P 500 is a broad market-weighted index, still blue-chip dominated. The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Lipper Small Cap Funds Avg. is an average of all U.S. small-cap funds tracked by Lipper, which consisted of 552 and 466 funds for the 4th qtr. and 12-mos. periods above. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P 500. The Dow Jones Industrial Average includes 30 large companies. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/97: $16.99
------------------------------------------

ACORN INTERNATIONAL
     IN A NUTSHELL

[Photo of Leah Joy Zell appears here]

     Acorn International finished 1997 flat for the year. It could have been worse. Markets collapsed all over the world in the fourth quarter. The cash pile we raised in late summer cushioned our losses, but the ride down is never fun.

     Relative to our peers, we had a good result in the fourth quarter, outperforming the average international small-cap fund by over 2% and the average international large-cap fund by around 1%. The large-caps had a better year in 1997 overall, but gained most of their advantage in the first half. Relative to our benchmarks, we ended 1997 close to EAFE and 9.6% ahead of EMI. (For more detail on the portfolio, see "Reflections on the Year" on page 8.)

     Looking forward, the crisis in Asia will leave its mark on the world economy in 1998. The good news is that many prices in Asia today are grotesquely depressed. Of course, they could always go down further; sentiment and the tendency to extrapolate trends indefinitely into the future cause markets to overshoot beyond reasonable valuation levels. However, prices do eventually recover if the fundamentals are there to support them.

     On the other side of the world, European smaller companies are trading at substantial discounts to the large-caps, in spite of frequently better earnings growth prospects. While the broader European indices are at all-time highs, European small-cap relative valuations are at eight-year lows. Smaller companies are more typically oriented to the domestic economy, hence less exposed than the blue-chips to downward earnings pressure from the Asian crises.

     Most important, the outlook for European equity markets in general--and the small-cap asset category in particular--is rapidly improving, thanks to increased pension fund assets, new listings, government privatizations, and the adoption of investor-friendly policies by corporate management. We intend to participate fully in the upside.

Happy New Year!

/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

Fund Assets as of 12/31/97: $1,622.9 million
     Acorn International Top 10 Holdings

T T TIETO                               Finland         3.5%
Computer Services/Consulting

WM DATA                                 Sweden          2.2%
Computer Services/Consulting

RHOEN KLINIKUM                          Germany         1.8%
Hospital Management

SERCO GROUP                             United Kingdom  1.8%
Facilities Management

BANCA FIDEURAM                          Italy           1.7%
Life Insurance/Mutual Funds

ATOS                                    France          1.4%
Computer Services

KEMPEN                                  Netherlands     1.4%
Stock Brokerage/
Investment Management

LI AND FUNG                             Hong Kong       1.2%
Sourcing of Consumer Goods

IRSA                                    Argentina       1.2%
Real Estate Management &
Development

GETRONICS                               Netherlands     1.1%
Computer Services

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

                                      TAX

Tax Forms 1099-DIV and 1099-B were mailed to shareholders in January with the Acorn Family of Funds' 1997 Tax Guide. The Tax Guide contains important information that you will need to complete your 1997 tax return, including information about changes in capital gains taxes, taking a foreign tax credit/deduction, income attributable to U.S. Government Obligations, and cost basis. If you did not receive your Form 1099(s), please call 1-800-962-1585 for a duplicate copy.

PERFORMANCE AT A GLANCE

The Value of a $10,000 Investment in Acorn International
September 23, 1992 through December 31, 1997

ACORN INTERNATIONAL MOUNTAIN CHART PLOT POINTS

DATE           ACORN INT'L ($)     EAFE ($)
----           ---------------     --------
09/23/92       10,000              10,000
09/30/92       10,010              10,000
12/31/92       10,690               9,614         + 6.8%
03/31/93       12,000              10,767         +12.3%
06/30/93       12,920              11,849         + 7.7%
09/30/93       13,910              12,635         ? 7.7%
12/31/93       15,940              12,745         +14.6%
03/31/94       15,850              13,190         - 0.6%
06/30/94       15,550              13,864         - 1.9%
09/30/94       16,491              13,877         + 6.1%
12/31/94       15,334              13,736         - 7.0%
03/31/95       14,811              13,992         - 3.4%
06/30/95       15,727              14,093         + 6.2%
09/30/95       16,824              14,681         + 7.0%
12/31/95       16,703              15,275         - 0.7%
03/31/96       18,203              15,717         + 9.0%
06/30/96       19,593              15,965         + 7.6%
09/30/96       19,362              15,945         - 1.2%
12/31/96       20,133              16,199         + 4.1%
03/31/97       20,564              15,945         + 2.1%
06/30/97       21,786              18,015         + 5.9%
09/30/97       21,639              17,888         - 0.7%
12/31/97       20,170              16,487         - 6.8%

This graph compares the results of $10,000 invested in Acorn International on September 23, 1992 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with Morgan Stanley's Europe, Australia Far East Index (EAFE). The beginning value of EAFE is as of 9/30/92. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will ?fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Acorn International Portfolio Diversification as a % of net assets, as of 12/31/97

                           [PIE CHART APPEARS HERE]

Information                                        22.4%
Health Care                                         5.8%
Consumer Goods/Services                            20.2%
Finance/Real Estate                                12.7%
Industrial Goods/Services/Transportation           16.1%
Energy/Minerals                                     6.0%
Other Industries                                    4.7%
Cash less liabilities                              12.1%
                                                  ------
                                                  100.0%


RELATIVE PERFORMANCE
-----------------------------------------------------------------------------
                                        4th quarter    Last 12 mos.
                                               1997
ACORN INTERNATIONAL                           -6.8%            0.2%
EAFE                                          -7.8%            1.8%
EMI (World ex-U.S.)                          -10.3%           -9.4%
Lipper Int'l Small Cap
   Funds Avg.                                 -9.1%           -0.3%
Lipper Int'l Funds Avg.                       -7.7%            5.4%

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The EMI is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, as selected by Salomon, excluding the U.S. The Lipper Int'l Small Cap Funds Avg. is calculated from the performance of a group of small-cap int'l funds, including Acorn Int'l. For the 4th qtr. and 12-mos. periods above, the group consisted of 48 and 29 funds, respectively. The Lipper Int'l Funds Avg. is an average of all int'l funds tracked by Lipper, excluding the Int'l Small Cap Funds Avg. This group consisted of 484 and 421 funds for the 4th qtr. and 12-mos. periods above, respectively. All indexes are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share 12/31/97: $18.39
------------------------------------------

ACORN FAMILY OF FUNDS
     REFLECTIONS ON THE YEAR

Acorn USA

Acorn USA rose 32% in 1997. We had a lot of stocks go up and very few go down. Fourteen stocks made over $1 million for your Fund, while only one lost over a million.

     Our two best stocks soared on news of their corporate metamorphoses. Coast Savings got taken over by another California bank, and C-Tec split itself into three new communications companies (RCN Corp., Commonwealth Telephone, and Cable Michigan). Both stocks gained over $4 million for the year.

     We owned a large helping of cable stocks, one of last year's hottest stock market sectors. Big positions in United Video, C-Tec, Cablevision and Liberty Media were all performance boosters.

     One of our major investing themes is the world-wide growth of outsourcing. More corporations and governments are focusing only on what they do best and outsourcing the rest to specialists. Last year this theme paid off. The stocks making it into our million-dollar club were Host Marriott (airport food concessions), Wackenhut (privatized prisons), Lincare (home health care services), and Applied Industrial (industrial component warehousing).

     Our only big loser last year was CalEnergy (operates power plants), with a - 16% return. The good news on CalEnergy: 85% of its business is not in Indonesia. The bad news: 15% is.

Acorn Fund

Your Fund was up 25% in 1997. What contributed to Acorn Fund's performance for the year? Our best sector by far was broadcasting, mobile communication, CATV system owners, and CATV programming. Our seven best stocks in the sector rose 90-210% in the year and had an aggregate gain of $127 million. A number of these stocks were old holdings that had done well in the years 1991-1993, then drifted down in 1994-1996, finally reigniting in 1997. This go-stop-go pattern is common, and one must have a disciplined long-term outlook to make money in these cases.

     The financial sector was far above average in 1997. Our savings-and-loan and bank shares were very strong, driven by takeover activity. Our three best stocks, First USA (bought by Bank One), Peoples Bank of Bridgeport, and Coast Savings, gained $69 million in 1997. Insurance and money management companies did well too.

     Our 20 largest holdings as of December 31, 1997 were up an average of 31% for the year. These big positions were in companies in many industries, but a common factor is industry leadership. Most of the stocks you will recognize because we have owned them for a long time, such as AES Corporation, Carnival, Liberty Media, Thermo Electron, Borders, and International Game Technology. Our 20 largest holdings were 25% of the total assets in the Fund at the beginning of the year, and more at year-end. Since our biggest holdings had above-average results (up 31% vs. 25% for the total Fund), Acorn had a good year.

     Several sectors lost money in 1997. Oil stocks, biotechnology, and foreign stocks were poor in 1997. Specific companies were down substantially, including ADVANTA (credit card losses increased) and CalEnergy (Indonesian power plants look risky).

Acorn International

Acorn International's flat net return (+ 0.2%) in 1997 masked some of the most dramatic divergences among regional markets in the portfolio we have ever experienced. Despite a strong dollar, our European stocks did well; we gained 49% in Italy, 38% in the Netherlands, and 37% in Finland. We had some striking success in emerging markets as well, with gains of 86% in Greece and 36% in Argentina. Unfortunately, Asian markets were truly awful. Our 17% loss in Japan looked minor next to the 60%+ drops in value sustained in the Philippines, Malaysia and Indonesia. Fortunately, we reduced allocations to Asia in the third quarter, so that we were out of Korea entirely and had brought overall Asian weightings to under 20% before the October sell-off.

     Our best individual performers in the portfolio reflected long-term core themes. We made $15 million on Banca Fideuram and million on Kempen, both of which are beneficiaries of the mutual fund mini-boom in Europe. Computer outsourcing also worked, with $42 million of gains on TT Tieto, Capita Group, NTT Data and Atos. We even had a Hong Kong stock among our top ten winners, Li & Fung, with a $6.6 million gain. Currency hedging generated $29 million in profits for the year (although we had currency losses on that portion of the portfolio we did not hedge).

An important step we took during 1997 was to examine all of our stocks and invest more of the portfolio in our favorite ideas. As a result, we ended the year with 25% fewer names compared with year-end 1996. We expect to continue this process, in an effort to keep the quality of the companies we own at a high level.

     The new year has seen Asian markets rally sharply from deeply oversold levels. Today you can find lots of articles in the popular press questioning international diversification as an investment strategy. This is usually a contrarian indicator, suggesting that overseas markets have a fair chance of surprising on the upside in 1998.

Scarlet A Awards

We went through fire and water, but thou broughtest us out into a wealthy place.

In 1997, the U.S. market was blazing hot, while Asia went under water, but we survived fire and water due to owning many excellent stocks in our funds. The ideas for our best stocks are generated by our own analysts in many cases, but many buy ideas come from brokerage house analysts or executives of other companies that we talk to regularly. We have formally acknowledged these contributions since 1983 with our Scarlet A Awards.

     AES CORPORATION has been an astonishing stock. The company is an independent supplier of electricity. In 1997 sparks flew as the stock doubled, making us $53 million! AES was a winner in 1996 also! We bought the stock in 1991 on the advice of John Hatsopoulos, President of Thermo Electron. Thermo Electron is an Acorn stock that won a Scarlet A in 1995.

     Acorn has always had an informal network of regional and industry-specialist brokerage firms. Local people often find small but growing companies before the big New York brokers hear about them. For example, Jennifer Black Groves, of Black & Co., a Portland, Oregon broker, gave us a taste for QUALITY FOOD, a Washington grocery chain. Our Rob Mohn did a full checkout and bought the idea. Quality Food recently agreed to be acquired by Fred Meyer, a big Northwest retail company.

     SYSTEMS AND COMPUTER TECHNOLOGY reappeared near the top of the list by tripling in value, for a $17 million gain. Jordan Cox, who left his job at a firm to go to work for SCTC, got a Scarlet A for the company in 1990, and now repeats. Jordan now works for Kalmar Investments, a counseling firm in Delaware.

     Technology stocks had mixed results in 1997, but "Year 2000" stocks were strong. Lots of old computer code will get confused when 1999 turns into 2000, and companies that can repair old code are doing well. COMPUWARE was one such company, introduced to Acorn by Ken Goldblatt and Don Rode of S/1/ Technology. KEANE INC. is a similar company and another winner. Keane was discovered by our own Laura McKenna. Barry Ollman at Hanifen, Imhoff in Denver helped convince her that the "Year 2000" problem is for real.

     Cruising was popular in 1997. CARNIVAL CORPORATION went up $31 million (70%) and ROYAL CARIBBEAN sailed 132%. Peter McMullen of Southeast Research brought us aboard these two.

     Oil service stocks had a blowout year in 1997. Our best one was EVI, up 103%. EVI makes oil-drilling pipe. The Scarlet A goes to Brian Dutt, now at the money management firm of Centennial Partners.

     Chuck McQuaid, one of our most senior partners, has over the years purchased a lot of stocks in CATV and programming. In 1997, this group led the market, after three flat years. Liberty Media, Cablevision, and Home Shopping Network all were hits; each won Scarlet A's in the past. Liberty Media, one of our best-ever stocks, won in 1991, 1992, and 1993, and is back on top of the charts again! No Scarlet A though; Chuck has followed this group so long and intensely that now he's the expert.

     In the international arena, we had many fine stocks, despite the collapse in Asia. European mutual fund management was our top area. KEMPEN, a Dutch broker and fund manager, was sold to us by Mark de Natris, a Kempen broker. In Italy, BANCA FIDEURAM doubled. Carlo Parisi of Intermobiliare gets the Scarlet A.

     Another Italian company, AUTOGRILL, an operator of restaurants on the highways, was a tasty dish. Prizes go to Pierluigi Gastone and Lucian Snow of SBC Warburg.

________________________________________________________________________________
1 Banquet Address in Chicago, "Dedication of the New Board of Trade Building," 1885, quoted by W. Cronon, Natures Metropolis: Chicago and the Great West (W.W. Norton, New York City, 1991), p. 348.

ACORN USA
     MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                   Number of Shares
                               -----------------------
                                 9/30/97     12/31/97

ADDITIONS
------------------------------------------------------
    Information
Cable Michigan                         0       68,050
 (spin off from C-Tec)
Cablevision Systems               24,000       53,000
Centennial Cellular               41,000      162,000
COMARCO                           97,800      121,800
ForeFront Group                        0       40,000
Harte Hanks Communications             0        8,000
Kronos                           118,000      134,000
Mecklermedia                       6,200      109,300
National Data                     39,000       86,000
RCN                                    0      133,100
 (spin off from C-Tec)
Young Broadcasting                     0        3,200
------------------------------------------------------
    Health Care
Lincare Holdings                  85,000      147,000
Synaptic Pharmaceuticals               0       78,000
------------------------------------------------------
    Consumer Goods/Services
Host Marriott Services           288,200      342,500
------------------------------------------------------
    Finance
Acceptance Insurance             178,100      231,900
AmerUs Life Holdings              59,500      121,300
Penn Treaty American              51,000       69,000
------------------------------------------------------
    Industrial Goods/Services
Farr Company                     125,000      167,500
Lilly Industries, Cl. A          109,000      162,800
------------------------------------------------------
    Energy/Minerals
Atmos Energy                     187,000      219,000
CalEnergy                        259,000      297,000
Equitable Resources                    0       75,000
NGC                              131,400      270,600
Seagull Energy                    59,100       82,100

                                   Number of Shares
                               -----------------------
                                 9/30/97     12/31/97

SALES
------------------------------------------------------
    Information
Commonwealth Telephone           133,000       54,000
 (formerly known as C-Tec)
 includes effect of 2 for
 3 reverse split
------------------------------------------------------
    Health Care
Kinetic Concepts                  44,000            0
First Health Group               114,000       76,000
 (formerly known as
 HealthCare Compare)
 -----------------------------------------------------
    Consumer Goods/Services
Oshkosh B'Gosh                    27,000            0
Royal Caribbean Cruises          117,700      106,000
------------------------------------------------------
    Finance
SEI Investments                   17,000            0
------------------------------------------------------
    Industrial Goods/Services
Steel Dynamics                    57,000            0
Schnitzer Steel                  138,300      100,700
Applied Industrial Technologies  138,000       63,000
------------------------------------------------------
    Energy/Minerals
J Ray McDermott                   88,600       57,600

ACORN USA
      STATEMENT OF INVESTMENTS DECEMBER 31, 1997

Number of Shares                                                       Value (000)
----------------------------------------------------------------------------------

                                                             Common Stocks: 92.4%
----------------------------------------------------------------------------------
Information:  31.2%
              BROADCASTING: 3.2%
     209,100  Data Transmission Network (b)                            $    5,855
              Data Services for Farmers
       3,200  Young Broadcasting (b)                                          124
              Television Stations
---------------------------------------------------------------------------------
                                                                            5,979

              TELEVISION PROGRAMMING: 4.9%
     213,000  United Video Satellite Group (b)                              6,124
              CATV & Satellite Dish Programming
      80,000  Liberty Media Group,
               Tele-Communications  (b)                                     2,900
              Cable Programming
---------------------------------------------------------------------------------
                                                                            9,024

              CABLE TELEVISION: 3.6%
      53,000  Cablevision Systems (b)                                       5,075
              Cable TV
      68,050  Cable Michigan (b)                                            1,557
              Cable TV
---------------------------------------------------------------------------------
                                                                            6,632

              TELEPHONE SERVICES: 4.3%
     133,100  RCN  (b)                                                      4,559
              Metro Market: Voice, Video & Data Services
      87,000  Startec Global Communications (b)                             1,947
              International Telecommunications
      54,000  Commonwealth Telephone
               (formerly known as C-Tec) (b)                                1,397
              Rural Market: Local, Long Distance &
              Internet Access
---------------------------------------------------------------------------------
                                                                            7,903

              MOBILE COMMUNICATIONS: 3.2%
     162,000  Centennial Cellular (b)                                       3,321
              Cellular Franchises
     121,800  COMARCO (b)                                                   2,680
              Wireless Network Testing
---------------------------------------------------------------------------------
                                                                            6,001

              TELECOMMUNICATIONS EQUIPMENT: 1.8%
     156,000  Aspect Telecommunications (b)                                 3,256
              Call Center Equipment

              Business Software: 2.9%
     278,700  Wonderware (b)                                                3,937
              Industrial Control Software
      74,300  Computer Language Research                                    1,040
              Commercial Tax Software

Number of Shares                                                       Value (000)
----------------------------------------------------------------------------------
      40,000  ForeFront Group (b)                                      $      312
              Computer-Based Training Software
---------------------------------------------------------------------------------
                                                                            5,289

              TRANSACTION PROCESSORS: 1.7%
      86,000  National Data                                                 3,107
              Credit Card Processing

              BUSINESS INFORMATION: 3.4%
     109,300  Mecklermedia (b)                                              2,719
              Internet Trade Shows & Magazines
     100,000  World Color Press (b)                                         2,656
              Consolidating Commercial Printing Industry
       8,000  Harte Hanks Communications                                      297
              Direct Marketing Services
      26,000  American Business Information, Cl. A (b)                        273
      26,000  American Business Information, Cl. B (b)                        266
              Small Business Data
---------------------------------------------------------------------------------
                                                                            6,211

              COMPUTER HARDWARE/
              RELATED EQUIPMENT: 2.2%
     134,000  Kronos (b)                                                    4,129
              Time Accounting Software & Clocks
                                                                      -----------
INFORMATION:  TOTAL                                                        57,531

---------------------------------------------------------------------------------
Health Care:  8.8%
              BIOTECHNOLOGY/DRUG DELIVERY: 0.5%
      78,000  Synaptic Pharmaceuticals (b)                                    848
              Receptor Targeted Drug Design

              MEDICAL EQUIPMENT: 1.7%
     128,000  Respironics (b)                                               2,864
              Sleep Apnea Products
      45,100  Cardiac Pathways (b)                                            316
              Heart Surgery Device
---------------------------------------------------------------------------------
                                                                            3,180

              SERVICES: 6.6%
     147,000  Lincare Holdings (b)                                          8,379
              Home Health Care Services
     76,000   First Health Group (formerly known
                as HealthCare Compare) (b)                                  3,885
              PPO Network
---------------------------------------------------------------------------------
                                                                           12,264
                                                                       ----------
HEALTH CARE:  TOTAL                                                        16,292

See accompanying notes to financial statements   11

ACORN USA
      STATEMENT OF INVESTMENTS

Number of Shares                                                               Value (000)
------------------------------------------------------------------------------------------
Consumer Goods/Services: 5.8%
                                  RETAIL: 2.7%
     342,500                      Host Marriott Services (b)                         5,095
                                  Fast Food Kiosks in Airports

                                  CRUISE LINES: 3.1%
     106,000                      Royal Caribbean Cruises                            5,651
                                  Cruises to Caribbean & Alaska
                                                                               -----------
CONSUMER GOODS/SERVICES: TOTAL                                                      10,746

------------------------------------------------------------------------------------------
Finance: 13.6%
                                  SAVINGS & LOANS: 5.9%
     159,000                      Coast Savings (b)                                 10,901
                                  California Savings & Loan

                                  INSURANCE: 7.7%
     231,900                      Acceptance Insurance (b)                           5,609
                                  Crop Insurance
     121,300                      AmerUs Life Holdings                               4,473
                                  Annuities/Life Insurance
      69,000                      Penn Treaty American (b)                           2,191
                                  Nursing Home Insurance
      57,000                      Leucadia National                                  1,966
                                  Insurance Holding Company
------------------------------------------------------------------------------------------
                                                                                    14,239
                                                                               -----------
FINANCE: TOTAL                                                                      25,140

------------------------------------------------------------------------------------------
Industrial Goods/Services: 11.8%
                                  STEEL: 2.8%
     100,700                      Schnitzer Steel                                    2,826
                                  Scrap Steel Processor
      88,000                      Atchison Casting (b)                               1,430
                                  Consolidating Foundry Industry
      46,100                      Gibraltar Steel (b)                                  910
                                  Steel Processing
------------------------------------------------------------------------------------------
                                                                                     5,166

                                  INDUSTRIAL DISTRIBUTION: 0.4%
      37,000                      Vallen (b)                                           768
                                  Safety Products Distribution

                                  MACHINERY: 2.3%
     167,500                      Farr Company (b)                                   2,512
                                  Filters
      63,000                      Applied Industrial Technologies                    1,685
                                  Industrial Components Distributionn
------------------------------------------------------------------------------------------
                                                                                     4,197

Number of Shares                                                               Value (000)
------------------------------------------------------------------------------------------
                                  SPECIALTY CHEMICALS: 1.8%
     162,800                      Lilly Industries, Cl. A                            3,358
                                  Industrial Coatings

                                  OTHER INDUSTRIAL SERVICES: 4.5%
     263,000                      Wackenhut, Cl. B                                   5,556
                                  Prison Management
     231,600                      Insurance Auto Auctions (b)                        2,663
                                  Auto Salvage Services
------------------------------------------------------------------------------------------
                                                                                     8,219
                                                                               -----------
INDUSTRIAL GOODS/SERVICES: TOTAL                                                    21,708

------------------------------------------------------------------------------------------
Energy/Minerals: 18.6%

                                  INDEPENDENT POWER: 4.6%
     297,000                      CalEnergy (b)                                      8,539
                                  Power Plants

                                  OIL/GAS PRODUCERS: 3.4%
     296,700                      Tesoro Petroleum (b)                               4,599
                                  Oil Refinery/Gas Producer
      82,100                      Seagull Energy (b)                                 1,693
                                  Oil & Gas Producer
------------------------------------------------------------------------------------------
                                                                                     6,292

                                  DISTRIBUTION/MARKETING/REFINING: 7.6%
     219,000                      Atmos Energy                                       6,625
                                  Natural Gas Utility
     270,600                      NGC                                                4,736
                                  Gas Processing/Marketing
      75,000                      Equitable Resources                                2,653
                                  Gas Utility & Gas Producer
------------------------------------------------------------------------------------------
                                                                                    14,014

                                  OIL SERVICES: 3.0%
     252,000                      GeoScience (b)                                     2,961
                                  Offshore Seismic Equipment Company
      57,600                      J Ray McDermott (b)                                2,477
                                  Offshore Construction Company
------------------------------------------------------------------------------------------
                                                                                     5,438
                                                                                ----------
ENERGY/MINERALS: TOTAL                                                              34,283

See accompanying notes to financial statements  12

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
Other Industries: 2.6%
            REAL ESTATE: 2.4%
   48,300   Forest City Enterprises Cl. A                               $  2,807
            Shopping Centers
   35,000   Gaylord Entertainment                                          1,118
            Opryland Hotel & Other Assets
   22,000   Cornerstone Properties                                           422
            Downtown Office Buildings
--------------------------------------------------------------------------------
                                                                           4,347

            TRANSPORTATION: 0.2%
   51,000   Trailer Bridge (b)                                               453
            Tug & Barge Transporation
                                                                        --------
OTHER INDUSTRIES: TOTAL                                                    4,800

TOTAL COMMON STOCKS AND
                                                                        --------
  OTHER EQUITY-LIKE SECURITIES: 92.4%                                    170,500
             (Cost: $139,134)

Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 9.4%
                Yield 5.65%6.15%
                Due 1/21/16/98
   $6,202       General Motors Acceptance                               $  6,197
   $5,701       Hertz                                                      5,697
   $5,399       American General                                           5,398
--------------------------------------------------------------------------------
                (Amortized Cost: $17,292)                                 17,292
                                                                       ---------
TOTAL INVESTMENTS: 101.8%                                                187,792
                (Cost: $156,426)
                                                                       ---------
CASH AND OTHER ASSETS LESS LIABILITIES: (1.8%)                           (3,168)
                                                                       ---------
TOTAL NET ASSETS: 100%                                                  $184,624
================================================================================

________________________________________________________________________________
Notes to Statement of Investments
(a) At December 31, 1997, for federal income tax purposes cost of investments was $156,441,000 and net unrealized appreciation was $31,351,000, consisting of gross unrealized appreciation of $34,854,000 and gross unrealized depreciation of $3,503,000.
(b)  Non-income producing security.

ACORN FUND
     MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                                           Number of Shares
                                                       ------------------------
                                                         9/30/97       12/31/97
Additions
-------------------------------------------------------------------------------
     Information
ACNielsen                                              1,015,000      1,266,000
Activision                                                     0     13,000,000
American Business
Information, Cl. A                                       830,000      1,000,000
(issued A shares 1 for every regular held)
Cablevision Systems, Pfd.                                      0        100,000
Cablevision Systems                                      311,000        350,000
Choicepoint                                                    0        174,000
Coherent Communications                                  115,000        178,000
Computer Task Group                                            0        340,000
Electro Scientific Industries                                  0        125,000
Electronic Arts                                          250,000        350,000
Harte Hanks Communications                                     0        205,000
International Game Technology                          1,880,000      2,050,000
Kent Electronics                                         300,000        600,000
Larscom                                                  236,000        476,000
Mecklermedia                                             100,000        248,000
Micros Systems                                           330,000        375,000
National Data                                            729,000      1,292,000
National Instruments                                           0        242,000
Oak Industries                                           200,000        350,000
Peterson Companies                                             0         50,000
RCN (spin off from C-Tec Corp)                                 0        564,000
Solectron                                              1,090,000      1,220,000
Young Broadcasting                                             0        465,000

-------------------------------------------------------------------------------
     Health Care
Lincare Holdings                                       1,040,000      1,235,000
Synaptic Pharmaceuticals                                       0        680,000

-------------------------------------------------------------------------------
     Consumer Goods/Services
Cie Fin Richemont (Switzerland)                            4,500         10,000
Nintendo (Japan)                                         110,000        145,000
Rio Hotel & Casino                                       210,000        290,000

-------------------------------------------------------------------------------
     Finance
Affiliated Managers Group                                      0         60,000
AmerUs Life Holdings                                           0        170,000
Baker Fentress                                           865,000        974,000
Capital Trust                                                  0        250,000
Nichiei (Japan)                                           33,000         45,000
Protective Life                                                0        200,000
Shohkoh Fund (Japan)                                      16,000         20,000

                                                           Number of Shares
                                                       ------------------------
                                                        9/30/97       12/31/97
-------------------------------------------------------------------------------
     Industrial Goods/Services
A M Castle                                               295,000        350,000
C H Robinson                                                   0        400,000
Cambrex                                                   12,000        120,000
H B Fuller                                               150,000        250,000
M A Hanna                                                176,000        600,000
Lilly Industries, Cl. A                                  775,000        900,000
Metal Management                                               0         27,000
Nanophase                                                      0        550,000
Spectra Physics                                                0        230,000
Steel Dynamics                                           340,000        475,000
Unifi                                                    625,000        800,000

-------------------------------------------------------------------------------
     Energy/Minerals
CalEnergy                                              1,200,000      1,355,000
Equitable Resources                                      401,000        600,000
Pride International                                      600,000        900,000
Seagull Energy                                         1,300,000      1,450,000
Ranger Oil (Canada)                                    1,200,000      1,500,000
Saipem (Italy)                                         1,855,000      2,355,000
Zeigler Coal Holding                                     400,000        700,000

-------------------------------------------------------------------------------
     Other Industries
IRSA (Argentina)                                         160,000        250,000
Hub Group                                                430,000        482,000
Security Capital Atlantic                                250,000        350,000

                                                           Number of Shares
                                                       ------------------------
                                                         9/30/97       12/31/97
Sales
-------------------------------------------------------------------------------
ACT Manufacturing                                        360,000        137,000
Altron                                                   450,000        285,000
American Management Systems                              495,000        225,000
Atos (France)                                            128,000        115,000
BDM International                                        405,000              0
Broderbund Software                                      100,000              0
CACI International                                       418,000        249,000
HSN                                                      750,000        350,000
Keane                                                    330,000        200,000
NTT Data (Japan)                                             266            200
Premiere Technologies                                    350,000              0
Securicor Group, Cl. A
  (United Kingdom)                                     1,700,000              0
Systems & Computer Technology                            505,000        430,000
Vanguard Cellular Systems                                300,000        200,000
WM Data Nordic (Sweden)                                1,500,000      1,340,000

-------------------------------------------------------------------------------
     Health Care
First Health Group                                     1,026,000        850,000
  (formerly known as HealthCare Compare)
Kinetic Concepts                                       1,179,000              0
Paramount Bed (Japan)                                     20,000              0
R P Scherer                                              260,000         64,000

-------------------------------------------------------------------------------
    Consumer Goods/Services
Guilbert (France)                                         12,000              0
Heiwa (Japan)                                            130,000              0
Hellenic Bottling (Greece)                               234,000        400,000
  (includes effect of 100% stock bonus)
President Enterprises (Taiwan)                           453,620              0
Pricer, Cl. B (Sweden)                                   180,000         50,000
Sankyo (Japan)                                            90,000              0
Showboat                                                 124,000              0

                                                            Principal Amount or
                                                              Number of Shares
                                                          ----------------------
                                                           9/30/97     12/31/97
-------------------------------------------------------------------------------
     Finance
Amvescap ADR (United Kingdom)                             81,000              0
Amvescap (United Kingdom)                              1,270,000        960,000
Banc One                                                 412,000              0
Banca Fideuram (Italy)                                 3,795,000      3,500,000
Cetelem (France)                                          70,000              0
IS Himalaya Fund (India)                                 300,000              0
Itau Banco PN (Brazil)                                10,000,000              0
Liechtenstein Global Trust
  (Switzerland)                                            6,000              0
Orient (Japan)                                           520,000              0
United Asset Management                                  862,000        712,000
Washington Mutual                                        297,000        116,000

-------------------------------------------------------------------------------
     Industrial Goods/Services
AirNet Systems                                           280,000        200,000
Expeditors International
  of Washington                                          800,000        775,000
Nordson                                                   75,000              0
Schnitzer Steel                                          350,000        250,000
Societe Generale de Surveillance
  (Switzerland)                                            9,000          6,000
Western Water 9% Cv. Note
  Due 9/25/05                                        $ 2,900,000              0
Zoltek                                                    72,000              0

-------------------------------------------------------------------------------
     Energy/Minerals
Atwood Oceanics                                          288,000        516,000
  (includes effect of 2 for 1 stock split)
Costilla Energy                                          350,000        165,000
J Ray McDermott                                          555,000        500,000
United Meridian                                          275,000        222,000
Veritas DGC                                              300,000        100,000
Veritas Energy Services (Canada)                         115,000         80,000

-------------------------------------------------------------------------------
     Other Industries
Vallehermoso (Spain)                                     185,000              0

ACORN FUND
     STATEMENT OF INVESTMENTS DECEMBER 31, 1997


Number of Shares                                   Value (000)
--------------------------------------------------------------

                                       Common Stocks and Other
                                  Equity-Like Securities 90.9%
--------------------------------------------------------------
INFORMATION: 26.6%
              MEDIA
               BROADCASTING 1.2%
     819,000  Data Transmission Network (b)(c)       $ 22,932
     465,000  Young Broadcasting (b)                   18,019
     370,000  Granite Broadcasting (b)                  3,353
-------------------------------------------------------------
                                                       44,304
               CABLE TELEVISION: 1.5%
     350,000  Cablevision Systems (b)                  33,512
     100,000  Cablevision Systems, Pfd.                 3,850
     300,000  TCA Cable TV                             13,800
     140,000  Cable Michigan (b)                        3,202
-------------------------------------------------------------
                                                       54,364
               TELEVISION PROGRAMMING: 4.3%
   2,400,000  Liberty Media Group,
               Tele-Communications (b)                 87,000
     850,000  United Video Satellite Group (b)         24,438
     420,000  BET Holdings, Cl. A (b)                  22,942
     350,000  HSN (b)                                  18,025
     280,000  Macrovision (b)                           4,445
      50,000  Playboy Enterprises (b)                     784
-------------------------------------------------------------
                                                      157,634
              TELECOMMUNICATIONS
               TELEPHONE SERVICES: 0.8%
     564,000  RCN (b)                                  19,317
     374,000  Commonwealth Telephone
              (formerly known as C-Tec) (b)             9,677
-------------------------------------------------------------
                                                       28,994
               MOBILE COMMUNICATIONS: 1.8%
     500,000  Telephone and Data Systems               23,281
     865,000  Mobile Telecommunication
               Technologies (b)                        19,030
     400,000  Centennial Cellular (b)                   8,200
     355,000  COMARCO (b)(c)                            7,810
     450,000  PriCellular (b)                           4,697
     200,000  Vanguard Cellular Systems (b)             2,550
-------------------------------------------------------------
                                                       65,568

Principal Amount or
Number of Shares                                   Value (000)
-------------------------------------------------------------
               TELECOMMUNICATIONS EQUIPMENT: 0.7%
     714,000  Aspect Telecommunications (b)          $ 14,905
     178,000  Coherent Communications (b)               4,962
     476,000  Larscom (b)                               4,522
     393,000  Verilink (b)                              2,407
-------------------------------------------------------------
                                                       26,796
              COMPUTER RELATED HARDWARE
               COMPUTER HARDWARE/
              RELATED SYSTEMS: 1.3%
     650,000  Kronos (b)(c)                            20,028
     375,000  Micros Systems (b)                       16,875
     453,000  American Power Conversion (b)            10,702
-------------------------------------------------------------
                                                       47,605
               SEMICONDUCTORS/
              RELATED EQUIPMENT: 0.4%
     350,000  Oak Industries (b)                       10,391
     125,000  Electro Scientific Industries (b)         4,750
-------------------------------------------------------------
                                                       15,141
               GAMING EQUIPMENT: 1.5%
   2,050,000  International Game Technology            51,763
     406,000  Acres Gaming (b)                          1,776
-------------------------------------------------------------
                                                       53,539
               CONTRACT MANUFACTURING: 1.5%
   1,220,000  Solectron (b)                            50,706
     285,000  Altron (b)                                3,776
     137,000  ACT Manufacturing (b)                     1,935
-------------------------------------------------------------
                                                       56,417
               INSTRUMENTATION: 2.2%
   1,085,000  Thermo Instrument Systems (b)            37,365
     613,000  Thermoquest (b)                          11,111
  $1,500,000  Thermoquest, 5% Note Due 8/15/00          1,680
     450,000  IFR Systems (c)                           6,975
     330,000  Itron (b)                                 5,940
  $5,000,000  Thermo Optek, 5% Note Due 10/15/00        5,650
     265,000  Thermo Optek (b)                          4,074
     200,000  Thermo Bio Analysis (b)                   3,925
     232,000  Metrika Systems (b)                       3,538
      73,684  Onix Systems (b)                            700
      37,100  Thermo Vision (b)                           301
-------------------------------------------------------------
                                                       81,259

See accompanying notes to financial statements   16

Principal Amount or
Number of Shares                                         Value (000)
--------------------------------------------------------------------
             BUSINESS SOFTWARE: 1.7%
    430,000  Systems & Computer Technology (b)              $ 21,339
    400,000  Compuware (b)                                    12,800
    600,000  Wonderware (b)                                    8,475
    242,000  National Instruments (b)                          7,018
    160,000  Sterling Commerce (b)                             6,150
    400,000  Computer Language Research                        5,600
    300,000  Walsh International (b)                           3,150
--------------------------------------------------------------------
                                                              64,532
             CONSUMER SOFTWARE: 0.8%
$13,000,000  Activision, 6.75% Note Due 1/1/05                13,845
    350,000  Electronic Arts (b)                              13,234
  1,100,000  MicroProse (b)                                    2,406
--------------------------------------------------------------------
                                                              29,485
             COMPUTER SERVICES: 1.5%
    427,000  Analysts International                           14,731
    340,000  Computer Task Group                              12,091
    254,000  BRC Holdings (b)                                  9,715
    200,000  Keane (b)                                         8,125
    249,000  CACI International (b)                            4,933
    225,000  American Management Systems (b)                   4,387
--------------------------------------------------------------------
                                                              53,982
             Software/Services
             BUSINESS INFORMATION/
             MARKETING SERVICES/PUBLISHING: 3.0%
  1,185,000  World Color Press (b)                            31,477
  1,266,000  ACNielsen (b)                                    30,859
  1,000,000  American Business Information, Cl. A (b)         10,500
    900,000  American Business Information, Cl. B (b)          9,225
    174,000  Choicepoint (b)                                   8,308
    205,000  Harte Hanks Communications                        7,611
    248,000  Mecklermedia (b)                                  6,169
    885,714  GIGA Cv. Pfd. (b)(c)                              3,100
    208,333  Source Informatics Cv. Pfd. (b)                   2,360
     50,000  Peterson Companies (b)                            1,150
--------------------------------------------------------------------
                                                             110,759
             ELECTRONICS DISTRIBUTION: 1.0%
  1,090,000  Pioneer-Standard Electronics                     16,623
    600,000  Kent Electronics (b)                             15,075
    450,000  Richey Electronics (b)                            4,613
--------------------------------------------------------------------
                                                              36,311

Number of Shares                                          Value (000)
--------------------------------------------------------------------
             TRANSACTION PROCESSORS: 1.4%
  1,292,000  National Data                                  $ 46,674
    200,000  Concord EFS (b)                                   4,975
--------------------------------------------------------------------
                                                              51,649
                                                             -------
INFORMATION: TOTAL                                           978,339

--------------------------------------------------------------------
Health Care: 7.8%
             BIOTECHNOLOGY/DRUG DELIVERY: 0.7%
    450,000  Inhale Therapeutic Systems (b)                   11,700
    680,000  Synaptic Pharmaceuticals (b)(c)                   7,395
     64,000  RP Scherer (b)                                    3,904
    800,000  Corvas International (b)                          3,100
    800,000  Corvas International Warrants (b)                   400
--------------------------------------------------------------------
                                                              26,499
             MEDICAL EQUIPMENT: 1.0%
  1,162,000  Respironics (b)(c)                               26,000
    300,000  Affymetrix (b)                                    9,337
    275,000  Innovasive Devices (b)                            2,509
--------------------------------------------------------------------
                                                              37,846
             HOSPITAL/LABORATORY SUPPLIES: 0.8%
    322,000  Sybron International (b)                         15,114
    273,000  Hillenbrand Industries                           13,974
--------------------------------------------------------------------
                                                              29,088
             SERVICES: 5.3%
 1,235,000   Lincare Holdings (b)                             70,395
   996,000   HBO & Company                                    47,808
   850,000   First Health Group (formerly known
              as HealthCare Compare) (b)                      43,456
 1,000,000   Magellan Health Services (b)                     21,500
   485,000   United Payors and Providers (b)                   9,336
    43,000   Spectrum Health Solutions (b)                        11
--------------------------------------------------------------------
                                                             192,506
HEALTH CARE: TOTAL                                         ---------
                                                             285,939

--------------------------------------------------------------------
Consumer     Goods/Services: 8.5%
             Goods
             LEISURE VEHICLES: 1.9%

 2,200,000   Harley-Davidson                                  60,225
   320,000   Thor Industries                                  10,980
--------------------------------------------------------------------
                                                              71,205
             HARDWARE: 0.7%
   600,000   Newell                                           25,500

ACRON FUND
     STATEMENT OF INVESTMENTS

Principal Amount or
Number of Shares                                         Value (000)
--------------------------------------------------------------------
            Services
            RETAIL: 3.0%
 1,960,000  Borders Group (b)                             $  61,372
   490,000  Quality Food Centers (b)                         32,830
   731,000  Host Marriott Services (b)                       10,874
   634,000  Au Bon Pain (b)(c)                                4,795
--------------------------------------------------------------------
                                                            109,871
            CONSUMER SERVICES: 0.1%
   200,000  Bally Total Fitness (b)                           4,375

            CASINOS: 0.5%
   392,000  Hollywood Park                                    8,624
   290,000  Rio Hotel & Casino (b)                            6,090
   535,000  Monarch Casino & Resort (b)(c)                    2,943
$6,250,000  Grand Palais Casino
            14% Note Due 2/25/98 (b)                            313
--------------------------------------------------------------------
                                                             17,970
            CRUISE LINES: 2.3%
 1,400,000  Carnival                                         77,525
   140,000  Royal Caribbean Cruises                           7,464
                                                             84,989
                                                          ---------
CONSUMER GOODS/SERVICES: TOTAL                              313,910

--------------------------------------------------------------------
Finance: 12.0%
            BANKS: 1.7%
   285,000  Union Planters                                   19,362
   570,000  Texas Regional Bancshares                        17,385
   510,000  TCF Financial                                    17,308
   156,000  Pinnacle Financial                                7,703
--------------------------------------------------------------------
                                                             61,758
            SAVINGS & LOANS: 3.5%
 1,267,000  Peoples Bank Bridgeport                          48,146
   538,000  Coast Savings (b)                                36,887
   671,000  Washington Federal                               21,095
   538,000  Commonwealth Bancorp                             10,693
   116,000  Washington Mutual                                 7,402
   280,000  Imperial Thrift & Loan (b)                        5,390
--------------------------------------------------------------------
                                                            129,613

Number of Shares                                         Value (000)
--------------------------------------------------------------------
            INSURANCE: 2.9%
   823,000  Baldwin & Lyons, Cl. B                           19,855
   247,000  Foremost                                         17,228
   351,000  United Fire & Casualty                           15,532
   444,000  Leucadia National                                15,318
   612,000  Acceptance Insurance (b)                         14,803
   200,000  Protective Life                                  11,950
   170,000  AmerUs Life Holdings                              6,269
   210,000  Highlands Insurance (b)                           5,959
--------------------------------------------------------------------
                                                            106,914
            MONEY MANAGEMENT: 2.8%
   618,000  SEI Investments                                  25,956
   974,000  Baker Fentress                                   17,775
   620,000  Pioneer Group                                    17,438
   712,000  United Asset Management                          17,400
 1,723,000  Phoenix Duff & Phelps                            13,784
   231,000  BISYS Group (b)                                   7,681
    60,000  Affiliated Managers Group (b)                     1,740
--------------------------------------------------------------------
                                                            101,774
            FINANCE COMPANIES: 1.1%
   935,000  Americredit (b)                                  25,888
 1,390,000  World Acceptance (b)(c)                           7,471
   340,000  DVI Health Services (b)                           6,290
   250,000  Capital Trust (b)                                 2,812
--------------------------------------------------------------------
                                                             42,461
                                                          ---------
FINANCE: TOTAL                                              442,520

--------------------------------------------------------------------
Industrial Goods/Services: 8.8%
            STEEL: 1.7%
 1,295,000  Worthington Industries                           21,368
   540,000  Gibraltar Steel (b)                              10,665
   350,000  A M Castle                                        8,006
   475,000  Steel Dynamics (b)                                7,600
   250,000  Schnitzer Steel                                   7,016
   405,000  Atchison Casting (b)                              6,581
   200,000  Intermet                                          3,500
    27,000  Metal Management (b)                                449
--------------------------------------------------------------------
                                                             65,185

See accompanying notes to financial statements 18

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
                    MACHINERY: 1.4%
1,070,000           Baldor Electric                                    $  23,206
  535,000           Applied Industrial Technologies                       14,311
   98,000           Applied Power                                          6,762
  270,000           Valmont Industries                                     5,265
  198,000           Hein-Werner (b)(c)                                     1,448
  457,000           Stevens International, Cl. A (b)(c)                      714
   33,000           Stevens International, Cl. B (b)(c)                      128
--------------------------------------------------------------------------------
                                                                          51,834

                    CONGLOMERATES: 1.1%
  900,000           Thermo Electron (b)                                   40,050

                    INDUSTRIAL MATERIALS: 0.9%
  800,000           Unifi                                                 32,550

                    SPECIALTY CHEMICALS: 1.6%
  900,000           Lilly Industries, Cl. A                               18,563
  600,000           M A Hanna                                             15,150
  250,000           H B Fuller                                            12,375
  550,000           Nanophase (b)                                          6,978
  120,000           Cambrex                                                5,520
--------------------------------------------------------------------------------
                                                                          58,586
                    ELECTRICAL COMPONENTS: 0.1%
  230,000           Spectra Physics Lasers (b)                             2,875

                    OTHER INDUSTRIAL SERVICES: 2.0%
  775,000           Expeditors International
                     of Washington                                        29,837
  901,000           Wackenhut, Cl. B                                      19,034
   45,000           Wackenhut, Cl. A                                       1,043
  400,000           C H Robinson                                           8,950
  210,000           HA.LO Industries (b)                                   5,460
  330,000           National Patent Development (b)                        4,579
  200,000           Airnet Systems (b)                                     4,300
--------------------------------------------------------------------------------
                                                                          73,203
                                                                       ---------
INDUSTRIAL GOODS/SERVICES: TOTAL                                         324,283

Energy/Minerals: 11.1%
                    INDEPENDENT POWER: 3.9%
2,230,000           AES Corporation (b)                                  103,974
    1,852           AES Corporation Warrants (b)                             121
1,355,000           CalEnergy (b)                                         38,956
--------------------------------------------------------------------------------
                                                                         143,051

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                    OIL/GAS PRODUCERS: 1.9%                            $  29,906
1,450,000           Seagull Energy (b)                                    20,150
1,300,000           Tesoro Petroleum (b)                                   7,590
  460,000           Forest Oil                                             6,244
  222,000           United Meridian (b)                                    4,188
1,031,000           Tipperary (b)(c)                                       1,794
  165,000           Costilla Energy (b)
--------------------------------------------------------------------------------
                                                                          69,872

                    DISTRIBUTION/MARKETING/REFINING: 2.1%
  600,000           Equitable Resources                                   21,225
  560,000           Atmos Energy                                          16,940
  820,000           NGC                                                   14,350
  550,000           Southern Union (b)                                    13,131
  190,000           KN Energy                                             10,260
--------------------------------------------------------------------------------
                                                                          75,906

                    OIL SERVICES: 2.9%
  700,000           EVI (b)                                               36,225
  516,000           Atwood Oceanics (b)                                   24,445
  900,000           Pride International (b)                               22,725
  500,000           J Ray McDermott (b)                                   21,500
  100,000           Veritas DGC (b)                                        3,950
--------------------------------------------------------------------------------
                                                                         108,845

                    MINING: 0.3%
  700,000           Zeigler Coal Holding                                  11,419
                                                                       ---------
ENERGY/MINERALS: TOTAL                                                   409,093

--------------------------------------------------------------------------------
Other Industries: 3.9%
                    REAL ESTATE: 3.4%
  829,000           The Rouse Company                                     27,150
  233,000           Forest City Enterprises,  Cl. B                       13,441
  185,000           Forest City Enterprises,  Cl. A                       10,753
  260,000           Equity Residential Properties Trust                   13,146
  400,000           Macerich Company                                      11,400
  754,000           Homestead Village (b)                                 11,357
  350,000           Security Capital Atlantic                              7,394
  101,000           Security Capital Group, Cl. B (b)                      3,283
   18,000           Security Capital Warrants (b)                             95
  165,000           Weingarten Realty Investors                            7,394
  350,000           Cornerstone Properties                                 6,716
  190,000           First Washington Realty Trust                          5,225
  120,000           First Washington Realty Trust, Cv. Pfd.                4,020
  100,000           Gaylord Entertainment                                  3,194
--------------------------------------------------------------------------------
                                                                         124,568

ACORN FUND
     STATEMENT OF INVESTMENTS

Number of Shares                                      Value(000)
----------------------------------------------------------------
           TRANSPORTATION: 0.5%
482,000    Hub Group (b)                                $ 14,339
406,000    Trailer Bridge (b)                              3,603
----------------------------------------------------------------
                                                          17,942
                                                         -------
OTHER INDUSTRIES: TOTAL                                  142,510

----------------------------------------------------------------
Foreign Securities: 12.2%
           CANADA: 0.6%
1,500,000  Ranger Oil                                     10,313
  200,000  Shaw Industries, Cl. A                          6,792
   80,000  Veritas Energy Services (b)                     3,130
  200,000  Cogeco Cable                                    1,824
----------------------------------------------------------------
                                                          22,059

           UNITED KINGDOM: 2.6%
1,200,000  Serco Group                                    17,148
  400,000  NTL (b)                                        11,150
  700,000  Getty Communications, Cl. A (b)(c)             10,413
3,450,000  Medeva                                          9,168
  960,000  Amvescap                                        8,261
1,100,000  N. Brown Group                                  7,556
  700,000  Powerscreen International                       6,997
  330,000  Airtours                                        6,706
  650,000  Comcast UK Cable Partners (b)                   6,134
  600,000  Edinburgh Fund Managers                         4,507
  600,000  Oriflame                                        4,393
  530,000  Ethical Holdings (b)                            1,656
----------------------------------------------------------------
                                                          94,089

           GERMANY/AUSTRIA: 0.5%
  180,000  Flughafen Wien (Austria)                        7,142
  552,000  United International Holdings
            (Austria) (b)                                  6,348
   23,000  Binding-Brauerei                                5,436
 ----------------------------------------------------------------
                                                          18,926

           NORDIC COUNTRIES: 1.4%
1,340,000  WM Data Nordic (Sweden)                        24,234
  650,000  Getinge Industrier (Sweden)                    10,322
  254,000  Autoliv (Sweden)                                8,319
  260,000  Esselte, Series A (Sweden)                      4,915
  590,000  SensoNor (Norway) (b)                           1,801
   50,000  Pricer, Cl. B (Sweden) (b)                        926
----------------------------------------------------------------
                                                        $ 50,517

Number of Shares                                      Value(000)
---------------------------------------------------------------
           NETHERLANDS: 0.7%
  270,000  Hunter Douglas                                  9,456
  160,000  ASR Verzekeringsgroup                           8,705
  167,000  Getronics                                       5,321
----------------------------------------------------------------
                                                          23,482

           SWITZERLAND: 0.6%
    6,000  Societe Generale de Surveillance               11,518
   10,000  Cie Fin Richemont                              10,901
----------------------------------------------------------------
                                                          22,419

           FRANCE: 0.4%
  115,000  Atos (b)                                       14,834

           PORTUGAL: 0.1%
  375,000  Filmes Lusomundo (b)(c)                         3,468

           ITALY/GREECE: 1.8%
  400,000  Cellular Communications
                International (b)                         18,700
3,500,000  Banca Fideuram                                 15,332
2,355,000  Saipem                                         12,387
  400,000  Hellenic Bottling (Greece)                      9,291
  500,000  Aeroporti di Roma (b)                           5,189
  214,100  Industrie Natuzzi                               4,416
----------------------------------------------------------------
                                                          65,315

           INDIA: 0.1%
   39,373  Housing Development Finance                     3,090
           HONG KONG: 0.2%
4,499,000  Varitronix International                        7,722

           CHINA: 0.1%
  200,000  The Investment Company of China (b)               988

           SINGAPORE: 0.1%
7,250,000  Star Cruises (b)                               15,153
7,250,000  Genting International                             834
----------------------------------------------------------------
                                                          15,987

           JAPAN: 1.1%
  145,000  Nintendo                                       14,274
      200  NTT Data                                       10,813
   20,000  Shohkoh Fund                                    6,122
   45,000  Nichiei                                         4,811
  174,000  Noritsu Koki                                    4,309
----------------------------------------------------------------
                                                          40,329

see accompanying notes to finanical statements      20

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
                    AUSTRALIA/NEW ZEALAND: 0.3%
  1,700,000         Sky City (New Zealand)                           $     5,775
    260,000         PetSec Energy ADR (b)                                  3,575
    600,000         PetSec Energy (b)                                      1,591
--------------------------------------------------------------------------------
                                                                          10,941
                    MEXICO: 0.6%
  3,100,000         Kimberly Clark de Mexico                              15,189
  6,000,000         Nadro, Series L                                        5,195
--------------------------------------------------------------------------------
                                                                          20,384
                    OTHER LATIN AMERICA: 1.0%
    250,000         IRSA (Argentina)                                       9,406
  2,800,000         Siderca (Argentina)                                    7,786
    175,000         Banco Latinoamericano
                     de Export (Panama)                                    7,241
    710,000         Perez Companc (Argentina) (b)                          5,070
100,000,000         Cemig (Brazil)                                         4,345
--------------------------------------------------------------------------------
                                                                          33,848
                                                                     -----------
   FOREIGN: TOTAL                                                        448,398

Principal Amount                                                     Value (000)
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND OTHER
                                                                     -----------
EQUITY-LIKE SECURITIES: 90.9%                                        $ 3,344,992
                    (Cost: $1,855,613)

SHORT-TERM OBLIGATIONS: 8.8%
                    Yield 5.00%6.15%
                    Due 1/22/12/98
    $63,405         General Motors Acceptance                             63,237
    $57,565         Aon Corp                                              57,482
    $30,945         Associates First Capital                              30,861
    $30,110         Cigna                                                 30,008
    $28,495         Hertz                                                 28,439
    $27,805         Baxter International                                  27,710
    $20,975         Commercial Credit                                     20,927
    $19,586         Ford Motor Credit                                     19,581
    $19,240         Sears Acceptance                                      19,224
    $16,560         GE Capital Services                                   16,495
    $12,000         US Treasury Bill                                      11,930
--------------------------------------------------------------------------------
                    (Amortized Cost: $325,894)                           325,894
                                                                     -----------
TOTAL INVESTMENTS: 99.7%                                               3,670,886
                    (Cost: $2,181,507)
                                                                     -----------
CASH AND OTHER ASSETS LESS LIABILITIES: 0.3%                              10,571

                                                                     -----------
TOTAL NET ASSETS: 100%                                               $ 3,681,457
--------------------------------------------------------------------------------

________________________________________________________________________________
NOTES TO STATEMENT OF INVESTMENTS

(a) At December 31, 1997, for federal income tax purposes cost of investments was $2,184,478,000 and net unrealized appreciation was $1,486,408,000, consisting of gross unrealized appreciation of $1,573,823,000 and gross unrealized depreciation of $87,415,000.
(b)  Non-income producing security.
(c) On December 31, 1997, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Kronos....................................................  7.93%        Au Bon Pain.........................................  6.23%
Tipperary.................................................  7.86%        Stevens International...............................  6.18%
COMARCO...................................................  7.54%        Getty Communications................................  6.07%
World Acceptance..........................................  7.34%        Respironics.........................................  5.87%
Data Transmission Network.................................  7.33%        Monarch Casino & Resort.............................  5.67%
Hein-Werner...............................................  6.85%        IFR Systems.........................................  5.48%
Synaptic Pharmaceuticals..................................  6.46%        Giga................................................  5.30%
Filmes Lusomundo..........................................  6.25%

The aggregate cost and value of investments in these companies at December 31, 1997, was $101,604,000 and $129,679,000, respectively. The market value of these securities represents 3.52% of the total net assets at December 31, 1997. During the year ended December 31, 1997, cost of purchases and proceeds from sales in affiliated companies was $19,846,000 and $9,914,000, respectively. Dividends received from these companies amounted to $49,000 and net realized gain on sales of investments in such companies amounted to $180,000.

          FOREIGN PORTFOLIO DIVERSIFICATION

At December 31, 1997 Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                    Value (000)   Percent
----------------------------------------------------------
INFORMATION
Computer Services                     $ 55,202       1.5%
Cable Television                        25,456       0.8
Mobile Communications                   18,700       0.5
Business Information/Publishing         14,807       0.4
Semiconductors/Related Equipment         1,801       0.0
----------------------------------------------------------
                                       115,966       3.2
HEALTH CARE
Hospital/Laboratory Supplies            10,322       0.3
Pharmaceuticals                          9,168       0.3
Biotechnology/Drug Delivery              1,656       0.0
----------------------------------------------------------
                                        21,146       0.6

CONSUMER GOODS/SERVICES
Nondurable Goods                        24,497       0.7
Travel                                  22,693       0.6
Beverages                               14,727       0.4
Consumer Software                       14,274       0.4
Retail                                   7,556       0.2
Gaming                                   5,775       0.2
Consumer Goods Distribution              5,195       0.1
Furniture/Textiles                       4,416       0.1
Other Durable Goods                     17,775       0.5
Other Entertainment                     10,901       0.3
----------------------------------------------------------
                                       127,809       3.5

                                    Value (000)   Percent
----------------------------------------------------------
FINANCE
Money Management                      $ 28,100       0.8%
Finance Companies                       14,023       0.4
Insurance                                8,705       0.2
Banks                                    7,241       0.2
Closed-End Funds                           988       0.0
----------------------------------------------------------
                                        59,057       1.6

INDUSTRIAL GOODS/SERVICES
Outsourcing Services                    17,148       0.5
Machinery                               11,306       0.3
Steel                                    7,786       0.2
Electrical Components                    7,722       0.2
Other Industrial Services               11,518       0.3
----------------------------------------------------------
                                        55,480       1.5

ENERGY/MINERALS
     Oil Services                            22,309       0.6
Oil/Gas Producers                       20,549       0.6
----------------------------------------------------------
                                        42,858       1.2

OTHER INDUSTRIES
Transportation                          12,331       0.3
Real Estate                              9,406       0.2
Utilities                                4,345       0.1
----------------------------------------------------------
                                        26,082       0.6
                                      --------------------
TOTAL FOREIGN PORTFOLIO               $448,398      12.2%
==========================================================

ACORN INTERNATIONAL
     MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                        Number of Shares
                                      -------------------
                                      9/30/97    12/31/97
Additions
----------------------------------------------------------
     Europe
GERMANY/AUSTRIA
IVG Holdings                          290,000      350,000
Rofin Sinar                                 0      100,000

FINLAND
Elcoteq Network                             0      245,000

UNITED KINGDOM
AEA Technology                              0      250,000
WS Atkins                                   0      500,000
Euro Money Publications               110,000      150,000
Fairey Group                                0      600,000
Hogg Robinson                               0      955,000

SWITZERLAND
Cie Fin Richemont                       9,000       12,000

ITALY
Industrie Natuzzi ADR                 200,000      245,000
Saipem SPA                          2,500,000    3,300,000
----------------------------------------------------------
     Asia
JAPAN
Aiful                                       0       60,000
Meitec                                350,000      390,000
Nichiei                               112,600      140,000
Nidec                                       0      125,000
Nintendo                              110,000      130,000

SINGAPORE
Electronic Resources                        0    3,900,000
Electronic Resources
  Warrants 7/17/01                          0    3,795,000
Natsteel Electronics                        0    1,916,000
----------------------------------------------------------
     Latin America
MEXICO
Grupo Continental                           0    1,140,000

ARGENTINA
IRSA GDS                              320,000      500,000
Perez Companc                       1,400,000    1,650,000

                                        Number of Shares
                                      -------------------
                                      9/30/97    12/31/97

----------------------------------------------------------
     Other Countries
CANADA
Ranger Oil                          1,000,000    1,200,000

UNITED STATES
Khanty Mansiysk Oil 10% Notes               0    1,500,000

Sales
----------------------------------------------------------
     Europe
GERMANY
Fresenius                              50,000        7,000
Pfleiderer                            330,000      260,000
Schaltbau                              40,000       30,000

DENMARK
Falck                                  70,000            0

FINLAND
Benefon                                25,000            0

SWEDEN
Pricer, Cl. B                         180,000       50,000
WM Data Nordic                      2,700,000    1,985,000

FRANCE
Atos                                  200,000      180,000
Cetelem                                94,000            0
Groupe AB                             350,000            0
Guilbert                               15,000            0

UNITED KINGDOM
Capita Group                        2,750,000    2,000,000
Gentia Software                       250,000            0
Premier Oil                         6,000,000            0
Tunstall                              230,000            0

SWITZERLAND
Liechtenstein Global Trust              5,000            0
Societe Gen de Surveillance             9,000        6,000

ITALY/GREECE
Banca Fideuram                      6,730,000    6,340,000
Dalmine                            20,000,000            0
Hellenic Bottling (Greece)            250,000      400,000
  (includes effect of 2 for 1 stock split)

See accompanying notes to financial statements   23

ACORN INTERNATIONAL
     MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                       Number of Shares
                                  --------------------------
                                   9/30/97        12/31/97
------------------------------------------------------------
SPAIN/PORTUGAL
Estoril Sol                        214,000         150,000
Vallehermoso                       200,000               0

NETHERLANDS
Kempen                             630,000         570,000

POLAND
Bank Inicjatyw Gospodarczych     2,500,000               0

-----------------------------------------------------------
     Asia
HONG KONG
TVB                              3,500,000       3,100,000

INDIA
IS Himalaya Fund                   300,000               0
Zee Telefilms                    1,047,200               0

JAPAN
Aderans                            440,000         400,000
Heiwa                              255,000               0
Konami                             235,000         143,000
Long Term Credit Bank            1,500,000               0
Nanto Bank                         135,000               0
Nihon Jumbo                         65,020               0
NTT Data                               350             250
Orient Corporation               1,760,000               0
Orix Corporation                   100,000          40,000
Paramount Bed                       20,000               0
Sankyo                             195,000               0
Softbank Corporation               120,000               0

TAIWAN
President Enterprises              473,380               0

INDONESIA
Bank Niaga                      11,400,000               0

PHILIPPINES
Ionics Circuits                 12,000,000       9,398,000

THAILAND
BEC World Public                   815,000               0
Serm Suk                           200,000               0
Shinawatra Satellite               500,000               0

                                       Number of Shares
                                  --------------------------
                                   9/30/97        12/31/97
------------------------------------------------------------
     Latin America
MEXICO
Bufete Industrial                  200,000               0
Corp Interamericana de
 Entertenimiento                   600,000               0

BRAZIL
Cemig Pfd.                     165,000,000     130,000,000
Itau Banco Pfd.                 18,000,000               0
Telemig Pfd.                    30,000,000               0
White Martins                      310,000               0

CHILE
Banco BHIF                         260,000               0

-----------------------------------------------------------
     Other Countries
AUSTRALIA
Hudson Conway                      240,000               0
Skilled Engineering                175,000               0

CANADA
Cinar Films                        250,000         150,000

ACORN INTERNATIONAL
      STATEMENT OF INVESTMENTS DECEMBER 31, 1997

Number of Shares                                              Value (000)
------------------------------------------------------------------------

                                                 Common Stocks and Other
                                           Equity-Like Securities: 87.9%
------------------------------------------------------------------------
Europe: 54.5%
                    GERMANY/AUSTRIA: 4.6%
     180,000        Rhoen Klinikum Pfd.                       $   17,518
     125,000        Rhoen Klinikum                                12,235
                    Hospital Management
     350,000        IVG Holdings                                   8,973
                    Real Estate & Logistics
     190,000        Flughafen Wien                                 7,539
                    Vienna Airport Authority (Austria)
     473,000        United International Holdings (b)              5,439
                    Cable Television for Austria &
                    Other Countries (Austria)
     260,000        Pfleiderer                                     4,584
                    Construction Materials
      21,000        Cewe Color Holding                             4,415
                    Photographic Developing & Printing
     100,000        Boewe Systec                                   3,281
                    Envelope Stuffing Machines
      30,000        Schaltbau                                      3,220
                    Railcar Components
     212,000        Berzelius Umwelt                               2,830
                    Industrial Waste Recycling
     229,860        Scala Business Solutions (b)                   1,526
      95,775        Scala Business Solutions
                    Warrants 3/31/99 (b)                             106
      95,775        Scala Business Solutions
                     Warrants 3/31/01 (b)                             83
                    Financial Accounting Software (Austria)
     100,000        Rofin Sinar                                    1,213
                    Industrial Machinery
       7,000        Fresenius                                      1,180
                    Dialysis Equipment & Solutions
------------------------------------------------------------------------
                                                                  74,142

                    DENMARK: 0.2%
      44,000        Kompan International (c)                       4,080
                    Playground Equipment

                    FINLAND: 5.5%
     500,000        TT Tieto, Cl. B (c)                           56,283
                    Computer Services/Consulting
      80,000        Fiskars, Series A                              8,667
                    Scissors & Gardening Tools
      88,000        Vaisala, Cl. A                                 7,433
                    Meteorological Instruments
     100,000        Sentra, Cl. A (c)                              7,345
                    Grocery Wholesaling & Retailing

Number of Shares                                              Value (000)
------------------------------------------------------------------------
     550,000        Talentum (c)                              $    6,817
                    Trade Journals
     245,000        Elcoteq Network (b)                            3,082
                    Industrial Electrical Components
------------------------------------------------------------------------
                                                                  89,627
                    NORWAY: 0.2%
     800,000        SensoNor (b)                                   2,442
                    Electronic Sensors for Airbags
     500,000        Atex Media Solutions                           1,323
                    Print Media Software
------------------------------------------------------------------------
                                                                   3,765
                    SWEDEN: 5.4%
   1,985,000        WM Data Nordic                                35,899
                    Computer Services/Consulting
   1,000,000        Getinge Industrier                            15,880
                    Sterilization & Disinfection Equipment
     350,000        Autoliv                                       11,463
                    Seatbelts & Airbags
     665,000        Bure Investment                                8,758
                    Health Care Services & Investments
     525,000        Atle                                           8,304
                    Investment Company
     315,000        Esselte, Series A                              5,955
                    Office Supplies & Related Equipment
      50,000        Pricer, Cl. B (b)                                926
                    Electronic Shelf Labels for Supermarkets
------------------------------------------------------------------------
                                                                  87,185

                    FRANCE: 3.3%
     180,000        Atos (b)                                      23,218
                    Computer Services/Transaction Processing
      62,000        NRJ                                            8,636
                    Radio Network
      60,000        Fininfo                                        7,131
                    Data Feeds for French Banks & Brokers
      85,000        Spir Communications                            5,341
                    Regional Newspapers
      55,000        Virbac                                         4,516
                    Drugs for Animals
      50,000        Groupe Partouche                               2,851
                    Casinos
      50,000        Assystem                                       1,621
                    Consultants on Nuclear Power Plants
------------------------------------------------------------------------
                                                                  53,314

See accompanying notes to financial statements  25

ACORN INTERNATIONAL
     STATEMENT OF INVESTMENTS

Number of shares                                          Value (000)
-----------------------------------------------------------------------
              UNITED KINGDOM: 14.4%
 2,000,000    Serco Group                                 $  28,581
              Facilities Management
 1,600,000    Powerscreen International                      15,993
              Mobile Crushing & Screening Equipment
 2,000,000    Oriflame International                         14,644
              Natural Cosmetics Sold Door-to-Door
   467,000    NTL (b)                                        13,018
              Cable TV & Telephone System
 1,450,000    Seton Healthcare Group                         12,466
              Pharmaceuticals
 2,000,000    Capita Group                                   12,143
              Outsourcing Government Services
 4,000,000    St. James Place                                11,123
              Life Insurance
   800,000    Vosper Thornycroft Holdings                    10,596
              Naval Shipbuilding
 1,500,000    N. Brown Group                                 10,304
              Mail Order Clothing in Large Sizes
13,000,000    Electronics Boutique (b)                       10,160
              Videogame/Computer Software Stores
 4,500,000    City Centre Restaurants                         9,996
              Fast Food Restaurants
 3,355,000    Medeva                                          8,915
              Drugs for Hyperactive Children
 1,700,000    Rotork                                          7,552
              Valve Actuators for Oil & Water Pipelines
   950,000    Edinburgh Fund Managers                         7,136
              Investment Management
   790,000    Expro International Group                       7,006
              Oil Field Services
 3,200,000    HALMA                                           6,134
              Fire Detection Devices
 2,000,000    Shanks & McEwan                                 5,134
              Landfills & Waste Incinerators
   600,000    Fairey Group                                    5,094
              Electronic Products
   500,000    Comcast UK Cable Partners (b)                   4,719
              Cable TV & Telephone System
 1,300,000    Dorling Kindersley                              4,652
              Reference Books & CD-ROMs
   955,000    Hogg Robinson                                   4,015
              Corporate Travel Management
   150,000    Euro Money Publications                         3,906
              Financial Publications
 1,200,000    Ivory & Sime                                    3,890
              Investment Management
   550,000    Eurotherm                                       3,376
              Instruments & Measuring Devices
   600,000    Hozelock Group                                  3,120
              Garden Hoses

Number of shares                                          Value (000)
-----------------------------------------------------------------------
   500,000    WS Atkins                                       2,991
              Outsourcing Services
 1,600,000    Aberdeen Trust                                  2,317
              Money Management
   250,000    AEA Technology                                  2,213
              Nuclear Energy Consulting
   670,000    Ethical Holdings ADR (b)                        2,094
              Drug Delivery
    50,000    Vitec                                             523
              Tripods for Cameras & Lighting
------------------------------------------------------------------------
                                                            233,811

              SWITZERLAND: 4.6%
    28,000    Phoenix Mecano                                 14,301
              Electrical Components Manufacturer
    12,000    Cie Fin Richemont                              13,081
              Luxury Goods & Tobacco
     6,000    Societe Generale de Surveillance               11,518
              Inspection/Testing of Trade Goods
    45,000    PubliGroupe (formerly known as
              Publicitas Holding)                             9,842
              Advertising
    60,000    Selecta Group (b)                               8,063
              Vending Machines
    18,000    Societe Generale d'Affichage                    7,034
              Billboard Advertising
    12,000    Hero                                            6,787
              Packaged Foods
    10,000    Prodega (c)                                     4,285
              Cash-and-Carry Retailer
-----------------------------------------------------------------------
                                                             74,911

              ITALY/GREECE: 9.4%
 6,340,000    Banca Fideuram                                 27,773
              Life Insurance & Mutual Funds
 3,300,000    Saipem SPA                                     17,358
              Pipeline Construction & Drilling Contractor
 2,750,000    Autogrill Finanziari (b)                       14,714
              Tollway Restaurants
   650,000    Mediolanum                                     12,242
              Life Insurance & Mutual Funds
   700,000    Banca Popolare Di Bergamo                      12,234
              Regional Bank
   600,000    Gewiss                                         11,368
              Electrical Plugs & Switches
 2,000,000    Editoriale L'Espresso                           9,615
              Newspapers & Magazines
   400,000    Hellenic Bottling                               9,291
              Coca-Cola Bottler (Greece)
   500,000    Banco Pop Commercia e Industria                 8,343
              Regional Bank

see accompying notes to finanical statements           26

Number of Shares                                            Value (000)
------------------------------------------------------------------------
     160,000      Cellular Communications
                   International (b)                         $    7,480
                  Mobile Communications
     480,000      Attica Enterprises                              5,363
                  Ferry Line (Greece)
     325,000      Saes Getters                                    5,220
                  Getters used in TVs/PCs
     500,000      Aeroporti di Roma (b)                           5,189
                  Airport Management
     245,000      Industrie Natuzzi ADR                           5,053
                  Leather Couches
     130,000      Daniell                                           893
                  Steel-making Machinery
-----------------------------------------------------------------------
                                                                152,136

                  SPAIN/PORTUGAL: 1.3%
     290,000      Mapfre Vida                                    10,198
                  Life Insurance & Mutual Funds
     220,000      Cortefiel                                       4,417
                  Apparel Retailer
     150,000      Estoril Sol                                     2,595
                  Casino Resort (Portugal)
     180,000      Lusotur (b)                                     1,665
                  Real Estate/Resort Developer (Portugal)
     150,000      Filmes Lusomundo                                1,387
                  Newspaper, Radio, Video,
                  Film Distribution (Portugal)
      87,500      Televisao Independente (b)                        114
                  Television Station (Portugal)
-----------------------------------------------------------------------
                                                                 20,376

                  NETHERLANDS: 5.2%
     570,000      Kempen (C)                                     21,931
                  Stock Brakerage/investment Management
     560,000      Getronics                                      17,844
                  Computer Services
     270,000      Hunter Douglas                                  9,456
                  Decorative Window Coverings
     310,000      Fugro NV                                        9,450
                  Consulting & Surveying
     160,000      ASR Verzekeringsgroup                           8,705
                  Insurance
     310,000      Wegener Arcade NV                               5,795
                  Newspaper Publisher
     300,000      Telegraaf Holdings                              5,653
                  Newspaper Publisher
     320,000      DOC data (b)                                    5,604
                  Audio CD & CD-ROM Replication
-----------------------------------------------------------------------
                                                                 84,438

                  HUNGARY: 0.3%
      40,000      Gedeon Richter                                  4,543
                  Generic Drugs

Number of Shares                                            Value (000)
------------------------------------------------------------------------
                  POLAND: 0.1%
     200,000      Best Company Series D (b)(c)                      942
                  Electronics Retailer
     140,000      Bank Komunalny                                    477
                  Gdansk-Area Bank
-----------------------------------------------------------------------
                                                                  1,419
                                                               --------
EUROPE: TOTAL                                                   883,747

-----------------------------------------------------------------------
Asia: 17.8%

                  HONG KONG: 3.1%
  14,020,000      Li and Fung                                    19,632
                  Sourcing of Consumer Goods
   8,499,000      Varitronix International                       14,588
                  LCD Manufacturer
   3,100,000      TVB                                             8,842
                  Television Broadcasting
  20,000,000      China HK Photo Products                         5,007
                  Fuji Film Distributor
   8,896,000      Vanda Systems                                   1,837
                  Systems Integrator
  16,525,000      Golden Harvest Entertainment (b)                  746
                  Movie Distribution & Exhibition
-----------------------------------------------------------------------
                                                                 50,652

                  INDIA: 0.5%
     82,682       Housing Development Finance                     6,490
                  Mortgage Lender
    389,450       Max India                                         921
                  Penicillin & Mobile Phones
    810,000       Tube Investment GDR                               770
                  Bicycle Manufacturer
  2,000,000       Centurion Quantum Growth (b)                      219
                  Closed-End Fund
-----------------------------------------------------------------------
                                                                  8,400

                  JAPAN: 9.8%
    140,000       Nichiei                                        14,966
                  Short-Term Loans for Small Businesses
        250       NTT Data                                       13,517
                  Computer Services/Consulting
    130,000       Nintendo                                       12,798
                  Video Games
     40,000       Shohkoh Fund                                   12,244
                  Short-Term Loans for Small Businesses
    390,000       Meitec                                         11,008
                  Engineering Outsourcing
    400,000       Aderans                                         9,690
                  Hairpieces & Wigs
    164,000       Aeon Credit Service                             8,009
                  Credit Cards

ACORN INTERNATIONAL
      STATEMENT OF INVESTMENTS

Number of Shares                                            Value (000)
-----------------------------------------------------------------------
     226,840      Fuji Software ABC                         $    7,798
                  Computer Services/Consulting
     300,000      Hokuto                                         6,691
                  Mushroom Grower
     270,000      Noritsu Koki                                   6,686
                  Photo Processing Lab Manufacturer
      40,000      Keyence                                        5,937
                  Sensors
     300,000      Amway Japan                                    5,768
                  Direct Consumer Goods Sales
      80,000      Ryohin Keikaku                                 5,291
                  Designer & Retailer of Muji Brand
                  Specialty Consumer Goods
     125,000      Nidec                                          5,287
                  Spindle Motor Manufacturer
     310,000      Shinki                                         4,530
                  Corporate & Consumer Lending
     165,000      Lasertec                                       4,188
                  Manufacturer of LCD &
                  Photomask Defect Detectors
      60,000      Aiful (b)                                      4,084
                  Consumer Lending
     143,000      Konami                                         3,530
                  Entertainment Software/Hardware
     210,000      Arrk Corporation                               3,069
                  Industrial Modeling
     275,000      Mirai Industry                                 3,067
                  Manufacturer of Plastic Housing Components
     160,000      NuSkin Asia Pacific (b)                        2,920
                  Direct Consumer Goods Sales
      40,000      Orix Corporation                               2,799
                  Leasing Company
     170,000      People                                         2,615
                  Sports Clubs
     555,000      Chuo Trust & Banking                           1,238
                  Bank
     197,000      Central Uni                                      864
                  Health Care/Medical Equipment
     152,000      Nihon Unisys                                     684
                  Data Communications
      49,500      Tiemco                                           503
                  Fishing Equipment
----------------------------------------------------------------------
                                                               159,781

                  MALAYSIA: 0.3%
   2,000,000      Malaysian Oxygen                               4,470
                  Industrial Gases

Principal Amount or
Number of Shares                                            Value (000)
-----------------------------------------------------------------------
                  INDONESIA: 0.3%
   2,000,000      Medco Energi                              $    2,448
                  Oil & Gas Drilling & Production
   2,985,000      Modern Photo Film                                869
                  Fuji Film Distributor
   3,000,000      Mustika Ratu                                     532
                  Traditional Cosmetics
   6,166,000      Tunas Ridean                                     519
                  Auto Retailing
----------------------------------------------------------------------
                                                                 4,368

                  PHILIPPINES: 1.0%
  50,000,000      Int'l Container Terminal Services (b)          6,266
  $5,000,000      Int'l Container Terminal Services
                    Cv. 1.75% 3/13/04                            3,875
                  Container Handling Terminals &
                  Port Management
   9,398,000      Ionics Circuits                                3,886
                  Computers
   4,375,000      Philippine Savings Bank (b)                    1,508
                  Banking
----------------------------------------------------------------------
                                                                15,535

                  SINGAPORE: 2.7%
   8,300,000      Star Cruises (b)                              17,347
                  Asian Cruise Line
   4,056,000      Venture Manufacturing                         11,313
   2,500,000      Venture Manufacturing
                    Warrants 7/26/99 (b)                         5,134
                  Contract Electronics Manufacturer
   3,900,000      Electronic Resources                           3,958
   3,795,000      Electronic Resources
                    Warrants 7/17/01 (b)                         2,252
                  Distribution of Electronic Components
   1,916,000      Natsteel Electronics (b)                       2,456
                  Contract Electronics Manufacturer
   8,300,000      Genting International                            955
                    Investment Holding
----------------------------------------------------------------------
                                                                43,415
                  THAILAND: 0.1%
     320,000      Bangkok Insurance                              2,348
                  Finance/Insurance
 ASIA: TOTAL                                                   288,969

See accompanying notes to Financial statements           28

Number of Shares                                      Value (000)
-----------------------------------------------------------------
Latin America: 9.0%
                    MEXICO: 3.2%
     3,300,000      Kimberly Clark de Mexico              $16,168
                    Paper Products
     1,500,000      Grupo Industrial Bimbo                 14,513
                    Bread, Baked Goods & Snacks
       460,000      Tubos de Acero de Mexico ADR (b)        9,948
                    Seamless Pipe for Oil Wells
     9,000,000      Nadro, Series L                         7,792
                    Pharmaceutical Distributor
     1,140,000      Grupo Continental (b)                   4,058
                    Beverages
-----------------------------------------------------------------
                                                           52,479
                    BRAZIL: 0.9%
   130,000,000      Cemig Pfd.                              5,648
                    Electric Utility
       350,000      Elevadores Atlas                        4,233
                    Elevator Services
       150,000      Bompreco GDS (b)                        2,767
                    Supermarket Chain
    23,000,000      Telemig (b)                             2,267
                    Telecommunications
-----------------------------------------------------------------
                                                           14,915
                    ARGENTINA: 2.5%
       500,000      IRSA GDS                               18,812
                    Real Estate Management & Development
     1,650,000      Perez Companc                          11,783
                    Oil & Gas Producer
     3,600,000      Siderca                                10,010
                    Steel Pipe Producer
-----------------------------------------------------------------
                                                           40,605
                    CHILE: 0.9%
       150,000      Genesis Chile Fund                      5,738
                    Closed-End Fund
       220,000      Santa Isabel ADR                        3,850
                    Supermarket Chain
       120,000      Embotelladora Andina, Series A ADR      2,497
       120,000      Embotelladora Andina, Series B ADR      2,333
                    Coca-Cola Bottler
-----------------------------------------------------------------
                                                           14,418
                    PERU: 0.4%
     6,000,000      Enrique Ferreyros                       6,339
                    Heavy Machinery Dealer

Number of Shares                                      Value (000)
-----------------------------------------------------------------
                    PANAMA: 1.1%
       195,000      Banco Latinoamericano
                     de Exportaciones                     $ 8,068
                    Trade Financing
       161,000      Carnival                                8,915
                    Cruise Ship Line
                                                           16,983
                                                          -------
LATIN AMERICA: TOTAL                                      145,739

-----------------------------------------------------------------
Other Countries: 6.6%

                    AUSTRALIA/NEW ZEALAND: 2.6%
     2,200,000      Publishing & Broadcasting               9,911
                    Media & TV Broadcasting
     4,600,000      Tyndall Australia                       7,194
                    Management & Insurance
     1,750,000      Sky City                                5,945
                    Casino & Hotel (New Zealand)
     5,200,000      Sonic Healthcare                        5,421
                    Pathology Labs
     1,000,000      Siddons Ramset                          5,017
                    Manufacturer & Distributor of
                    Construction Materials
     3,200,000      Anaconda Nickel (b)                     4,796
                    Nickel Mining
     1,400,000      Petsec Energy (b)                       3,713
                    Oil & Gas Producer
-----------------------------------------------------------------
                                                           41,997
                    CANADA: 2.7%
       520,000      Shaw Industries                        17,659
                    Oil Field Services
     1,200,000      Ranger Oil                              8,250
                    Oil & Gas Producer
       150,000      Cinar Films (b)                         5,831
                    Children's Television Programming
     1,700,000      Bracknell (b)(c)                        5,049
                    Speciality Contractor
       500,000      Cogeco                                  4,018
                    Cable TV
       300,000      Cogeco Cable                            2,736
                    Cable TV
       900,000      Pangea Goldfields (b)                   1,069
                    Gold Mining Exploration
-----------------------------------------------------------------
                                                           44,612
                    ISRAEL: 0.4%
       300,000      Blue Square Israel ADR                  3,713
                    Supermarkets & Department Stores
       317,000      ZAG Industries                          2,813
                    Plastic Hardwares
-----------------------------------------------------------------
                                                            6,526

ACORN INTERNATIONAL
     STATEMENT OF INVESTMENTS

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
               SOUTH AFRICA: 0.2%
   665,000     Energy Africa (b)                                       $   3,519
               Oil & Gas Producer

               UNITED STATES: 0.7%
   203,000     AES Corporation (b)                                         9,465
               Electric Generating Plants
$1,500,000     Khanty Mansiysk Oil 10% Notes                               1,500
               Oil Production in Russia
--------------------------------------------------------------------------------
                                                                          10,965
                                                                      ----------
OTHER: TOTAL                                                             107,619

                         Miscellaneous Securities: 0.0%                      378
TOTAL COMMON STOCKS AND OTHER
                                                                      ----------
  EQUITY-LIKE SECURITIES: 87.9%                                        1,426,452
                         (Cost: $1,119,108)

Principal Amount                                                    Value (000)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 11.6%
               Yield 5.70%5.98%
               Due 1/21/16/98
  $48,765      Baxter International                                   $   48,716
  $37,093      Commerical Credit                                          37,059
  $33,250      Cigna Corp                                                 33,172
  $26,842      Sears Acceptance                                           26,804
  $24,225      Exxon Imperial                                             24,194
  $17,855      American General Finance                                   17,838
--------------------------------------------------------------------------------
               (Amortized Cost: $  187,783)                              187,783
                                                                      ----------
TOTAL INVESTMENTS: 99.5%                                               1,614,235
               (Cost: $1,306,891)

                                                                      ----------
CASH AND OTHER ASSETS LESS LIABILITIES: 0.5%                               8,704
                                                                      ----------
TOTAL NET ASSETS: 100%                                                $1,622,939
================================================================================

Notes to Statement of Investments

(a) At December 31, 1997, for federal income tax purposes cost of investments was $1,325,856,000 and net unrealized appreciation was $288,379,000 consisting of gross unrealized appreciation of $448,505,000 and gross unrealized depreciation of $160,126,000.
(b)  Non-income producing security.
(c) On December 31, 1997, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:


Prodega (Switzerland).......................................  10.00%        Talentum (Finland)...............................  6.89%
Kompan International (Denmark)..............................   9.36%        Bracknell (Canada)...............................  6.47%
Best Company Series D (Poland)..............................   9.09%        Kempen (Netherlands).............................  5.80%
Sentra (Finland)............................................   8.80%        TT Tieto (Finland)...............................  5.69%

The aggregate cost and value of investments in these companies at December 31, 1997, was $43,776,000 and $106,732,000 respectively. The market value of these securities represents 6.58% of the total net assets at December 31, 1997. During the year ended December 31, 1997, the cost of purchases and proceeds from sales in affiliated companies were $16,710,000 and $3,130,000, respectively. Net dividends received from these companies amounted to $1,243,000 and net realized gain on sale of investments in such companies amounted to $1,999,000.


See accompanying notes to financial statements 30

ACORN INTERNATIONAL
          PORTFOLIO DIVERSIFICATION

At December 31, 1997, Acorn International's portfolio of investments as a percent of net assets was diversified as follows:

                                           Value (000)    Percent
-----------------------------------------------------------------
INFORMATION
Computer Services                            $156,396        9.6%
Publishing                                     43,539        2.7
CATV                                           29,930        1.9
Contract Manufacturing                         28,393        1.7
Broadcasting                                   18,867        1.2
Advertising                                    16,876        1.0
Instrumentation                                16,029        1.0
Radio                                           8,636        0.5
Mobile Communications                           8,401        0.5
Business Information                            8,057        0.5
Semiconductors                                  6,630        0.4
Electronics Distribution                        6,210        0.4
Computer Hardware                               5,971        0.4
Television Programming                          5,831        0.4
Business Software                               3,038        0.2
-----------------------------------------------------------------
                                              362,804       22.4

HEALTH CARE
Pharmaceuticals                                30,440        1.9
Hospital Management                            29,753        1.8
Hospital/Laboratory Supplies                   15,880        1.0
Services                                       14,179        0.9
Biotechnology/Drug Delivery                     2,094        0.1
Medical Equipment                               2,044        0.1
-----------------------------------------------------------------
                                               94,390        5.8

CONSUMER GOODS/SERVICES
Nondurables                                    46,474        2.9
Retail                                         46,248        2.8
Food                                           27,991        1.7
Restaurants                                    24,710        1.5
Consumer Goods Distribution                    23,825        1.5
Travel                                         22,317        1.4
Beverages                                      18,179        1.1
Consumer Software                              16,328        1.0
Gaming                                          8,540        0.5
Leisure Products                                7,465        0.5
Furniture & Textiles                            5,053        0.3
Other Consumer Services                        28,044        1.7
Other Durable Goods                            27,375        1.7
Other Entertainment                            25,593        1.6
-----------------------------------------------------------------
                                              328,142       20.2

FINANCE
Money Management                           $   60,552        3.7%
Finance Companies                              41,029        2.5
Insurance                                      32,374        2.0
Banks                                          31,868        2.0
Brokerage                                      21,931        1.4
Credit Cards                                    8,009        0.5
Closed-End Funds                                5,957        0.4
Savings & Loans                                 4,084        0.2
-----------------------------------------------------------------
                                              205,804       12.7

INDUSTRIAL GOODS/SERVICES
Outsourcing Services                           79,404        4.9
Machinery Processing                           58,687        3.6
Electrical Components                          54,370        3.4
Industrial Services                            22,654        1.4
Steel                                          19,958        1.2
Conglomerates                                   8,304        0.5
Construction                                    7,651        0.5
Industrial Materials                            5,017        0.3
Speciality Chemicals                            4,470        0.3
-----------------------------------------------------------------
                                              260,515       16.1

ENERGY/MINERALS
Oil Services                                   51,473        3.2
Oil/Gas Producers                              31,213        1.9
Independent Power                               9,465        0.6
Non-Ferrous Metals                              5,865        0.3
-----------------------------------------------------------------
                                               98,016        6.0

OTHER INDUSTRIES
Transportation                                 31,452        1.9
Real Estate                                    29,450        1.8
Waste Management                                7,964        0.5
Regulated Utilities                             7,915        0.5
-----------------------------------------------------------------
                                               76,781        4.7

TOTAL COMMON STOCKS AND
                                           ______________________
OTHER EQUITY-LIKE SECURITIES                1,426,452       87.9

SHORT-TERM OBLIGATIONS                        187,783       11.6
                                           ----------------------
TOTAL INVESTMENTS                           1,614,235       99.5

CASH AND OTHER ASSETS LESS
LIABILITIES                                     8,704        0.5
                                           ----------------------
NET ASSETS                                 $1,622,939      100.0%
=================================================================

See accompanying notes to financial statements   31

ACORN FAMILY OF FUNDS
          REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International and Acorn USA as of December 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acorn Fund, Acorn International and Acorn USA, as of December 31, 1997, the results of their operations, changes in their net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 4, 1998

ACORN FAMILY OF FUNDS
    STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                  ACORN
(in thousands)                                                                    ACORN FUND  INTERNATIONAL  ACORN USA
----------------------------------------------------------------------------------------------------------------------
12/31/97
ASSETS
Investments, at value (cost: Acorn Fund $2,181,507;
 Acorn International $1,306,891; Acorn USA $156,426)                              $3,670,886     $1,614,235   $187,792
Cash                                                                                     184            428         --
Net unrealized appreciation on foreign forward currency contracts                         --          6,117         --
Organization costs                                                                        --             --         79
Receivable for:
 Securities sold                                                                      16,427          8,975         32
 Fund shares sold                                                                      5,480            727        450
 Dividends and interest                                                                1,202          3,468         26
 Other assets                                                                             36             22          1
----------------------------------------------------------------------------------------------------------------------
 Total assets                                                                      3,694,215      1,633,972    188,380

LIABILITIES AND NET ASSETS
Payable for:
 Securities purchased                                                                  3,720          4,000      3,537
 Fund shares redeemed                                                                  8,226          5,836         35
 Organization costs                                                                       --             --         79
 Other                                                                                   812          1,197        105
----------------------------------------------------------------------------------------------------------------------
 Total liabilities                                                                    12,758         11,033      3,756
Net assets applicable to Fund shares outstanding                                  $3,681,457     $1,622,939   $184,624
======================================================================================================================
Fund shares outstanding                                                              216,645         88,273     12,212
======================================================================================================================

PRICING OF SHARES
Net asset value, offering price and redemption price per share                        $16.99         $18.39     $15.12
======================================================================================================================

ANALYSIS OF NET ASSETS
Paid-in capital                                                                   $2,146,869     $1,306,205   $151,677
Accumulated net realized gain on sales of investments, futures
 and foreign currency transactions                                                    47,522         15,568      1,581
Net unrealized appreciation of investments and other assets (net of unrealized
 PFIC gains of $2,804 for Acorn Fund and $16,193 for Acorn International)          1,486,568        297,180     31,366
Undistributed net investment income                                                      498          3,986         --
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                  $3,681,457     $1,622,939   $184,624
======================================================================================================================

See accompanying notes to financial statements  33

ACORN FAMILY OF FUNDS
     STATEMENTS OF OPERATIONS

                                                                                        ACORN
                                                             ACORN FUND             INTERNATIONAL               ACORN USA
                                                          Year         Year         Year         Year         Year      Inception9/4
(in thousands)                                         Ended 12/31  Ended 12/31  Ended 12/31  Ended 12/31  Ended 12/31   Ended 12/31
------------------------------------------------------------------------------------------------------------------------------------
                                                           1997         1996         1997         1996         1997          1996
INVESTMENT INCOME:

  Dividends                                              $ 28,012     $ 23,043     $ 27,667     $ 24,877      $   568        $   35
  Interest                                                 15,566        7,662        8,098        4,023          470            48
------------------------------------------------------------------------------------------------------------------------------------
                                                           43,578       30,705       35,765        28,900       1,038            83
 Foreign taxes withheld                                      (797)        (845)      (2,912)       (2,681)         --            --
------------------------------------------------------------------------------------------------------------------------------------
     Total investment income                               42,781       29,860       32,853        26,219       1,038            83

EXPENSES:
  Investment advisory                                      14,349       12,437       16,235        13,255       1,199           101
  Custodian                                                 1,034        1,079        2,489         2,235          24             6
  Transfer and dividend disbursing agent                    1,328        1,030        1,882         1,558         164            27
  Reports to shareholders                                     564          466          841           706          85             7
  Legal and audit                                             287          152          221           142          29            27
  Registration and blue sky                                   273          174           73           108          72            14
  Trustees' and other                                         441          216          364           209          56             8
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                        18,276       15,554       22,105        18,213       1,629           190
  Less custodian fees paid indirectly                          --           --           --            --          (2)           (6)
------------------------------------------------------------------------------------------------------------------------------------
  Net expenses                                             18,276       15,554       22,105        18,213       1,627           184
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                               24,505       14,306       10,748         8,006        (589)         (101)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 FUTURES AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on sales of investments               361,502      298,665       76,648        48,566       5,521           120
  Net realized gain on foreign currency transactions                        --       22,816         1,291          --            --
  Net realized loss on futures                            (16,098)     (22,053)          --            --          --            --
  Change in net unrealized appreciation of
    investments and foreign currency transactions         356,307      250,750      (99,759)      221,576      27,198         4,168
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments,
 futures and foreign currency transactions                701,711      527,362         (295)      221,433      32,719         4,288
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations     $726,216     $541,668     $ 10,453      $279,439     $32,130       $ 4,187
====================================================================================================================================

See accompanying notes to financial statements    34

ACORN FAMILY OF FUNDS
     STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      ACORN
                                                       ACORN FUND                 INTERNATIONAL                   ACORN USA
                                                    Year         Year          Year         Year           Year       Inception 9/4
(in thousands)                                   ended 12/31, ended 12/31,   ended 12/31, ended 12/31,   ended 12/31, through 12/31
------------------------------------------------------------------------------------------------------------------------------------
                                                       1997         1996           1997         1996         1997         1996
FROM OPERATIONS:
 Net investment income (loss)                    $   24,505   $   14,306     $   10,748   $    8,006     $   (589)     $  (101)
 Net realized gain on sales of investments,
  futures and foreign currency transactions         345,404      276,612         99,464       49,857        5,521          120
 Change in net unrealized appreciation of
  investments and foreign currency transactions     356,307      250,750        (99,759)     221,576       27,198        4,168
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations                                 726,216      541,668         10,453      279,439       32,130        4,187

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (a)                          (31,681)     (19,687)       (33,072)     (10,368)          --           --
 Net realized gain                                 (320,289)    (261,454)       (77,970)     (24,680)      (3,351)          --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders             (351,970)    (281,141)      (111,042)     (35,048)      (3,351)          --

FROM FUND SHARE TRANSACTIONS:
 Reinvestment of dividends and capital
  gain distributions                                320,054      257,125        104,129       33,033        3,178           --
 Proceeds from other shares sold                    711,329      358,315        468,766      386,765      133,753       49,912
------------------------------------------------------------------------------------------------------------------------------------
                                                  1,031,383      615,440        572,895      419,798      136,931       49,912
 Payments for shares redeemed                      (566,224)    (432,510)      (621,910)    (167,890)     (34,171)      (1,014)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
    Fund share transactions                         465,159      182,930        (49,015)     251,908      102,760       48,898
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             839,405      443,457       (149,604)     496,299      131,539       53,085

NET ASSETS:
 Beginning of period                              2,842,052    2,398,595      1,772,543    1,276,244       53,085           --
 End of period (b)                               $3,681,457   $2,842,052     $1,622,939   $1,772,543     $184,624      $53,085
====================================================================================================================================

(a) Includes distributions relating to PFIC gains of $7,674 in 1997 and $2,671 in 1996 for Acorn Fund and $24,166 in 1997 and $3,813 in 1996 for Acorn International.

(b) Includes undistributed net investment income of $498 in 1997 and $2,578 in 1996 for Acorn Fund and $3,986 in 1997 and $2,144 in 1996 for Acorn International.


See accompanying notes to financial statements 35

Acorn Family of Funds
   Financial Highlights

                                                                                        Years
Acorn Fund                                                                              ended 12/31
-------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                         1997                  1996
NET ASSET VALUE, BEGINNING OF YEAR                                                                 $15.04                $13.60
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                               .15                   .09
  Net realized and unrealized gain (loss) on investments, foreign currency and futures               3.57                  2.93
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                   3.72                  3.02
LESS DISTRIBUTIONS
  Dividends from net investment income                                                              (0.16)                 (.11)
  Distributions from net realized and unrealized gains reportable
     for federal income taxes                                                                       (1.61)                (1.47)
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                               (1.77)                (1.58)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                                       $16.99                $15.04
===============================================================================================================================
TOTAL RETURN                                                                                         25.0%                 22.6%
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets                                                             .56%                  .57%
  Ratio of net investment income to average net assets                                                .75%                  .53%
  Portfolio turnover rate                                                                              32%                   33%
Net assets at end of period (in millions)                                                          $3,681                $2,842


                                                                                        Years
Acorn International                                                                     ended 12/31,
-------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                       1997                  1996
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $19.61                $16.59
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                                                                        .40                   .13
  Net realized and unrealized gain (loss) on investments                                             (.34)                 3.29
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                    .06                  3.42
Less Distributions
  Dividends from net investment income                                                               (.38)                 (.12)
  Distributions from net realized and unrealized gains reportable
     for federal income taxes                                                                        (.90)                 (.28)
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                                                (1.28)                 (.40)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $18.39                $19.61
===============================================================================================================================
TOTAL RETURN                                                                                          0.2%                 20.7%
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets                                                            1.19%                 1.17%
  Ratio of net investment income (loss) to average net assets                                         .58%                  .51%
  Portfolio turnover rate                                                                              39%                   34%
  Net assets at end of period (in millions)                                                        $1,623                $1,773

                                                                                        Years                 Inception 9/4
Acorn USA                                                                               ended 12/31,          through 12/31,
-------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                       1997                  1996
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $11.65                $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss (e)                                                                            (.07)                 (.02)
  Net realized and unrealized gain on investments                                                    3.83                  1.67
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                   3.76                  1.65
Less Distributions
  Dividends from net investment income                                                                 --                    --
  Distributions from net realized and unrealized gains reportable
     for federal income taxes                                                                        (.29)                   --
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                                                (.29)                   --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                                     $15.12                $11.65
===============================================================================================================================
Total Return                                                                                         32.3%                 16.5%
Ratios/Supplemental Data
  Ratio of expenses to average net assets (d)                                                        1.35%                 1.85%*
  Ratio of net investment loss to average net assets                                                 (.49%)                (.99%)*
  Portfolio turnover rate                                                                              33%                   20% *
  Net assets at end of period (in millions)                                                        $  185                $   53

   ------------------------------------------------------------------------------
     1995       1994       1993      1992      1991     1990       1989     1988*
   $12.24     $13.95     $11.06     $9.32     $6.51    $8.58      $7.27    $6.48

      .11        .06        .04       .07       .11      .12        .13      .12
     2.42      (1.10)      3.50      2.16      2.95    (1.62)      1.65     1.47
   ------------------------------------------------------------------------------
     2.53      (1.04)      3.54      2.23      3.06    (1.50)      1.78     1.59

     (.09)      (.11)      (.06)     (.08)     (.10)    (.13)      (.11)    (.16)
    (1.08)      (.56)      (.59)     (.41)     (.15)    (.44)      (.36)    (.64)
   ------------------------------------------------------------------------------
    (1.17)      (.67)      (.65)     (.49)     (.25)    (.57)      (.47)    (.80)
   ------------------------------------------------------------------------------
   $13.60     $12.24     $13.95    $11.06    $ 9.32   $ 6.51     $ 8.58   $ 7.27
   ------------------------------------------------------------------------------
    20.8%      (7.4%)     32.3%     24.2%     47.3%   (17.5%)     24.8%    24.8%

     .57%       .62%       .65%      .67%      .72%     .82%       .73%     .80%
     .89%       .55%       .30%      .72%     1.30%    1.60%      1.59%    1.52%
      29%        18%        20%       25%       25%      36%        26%      36%
   $2,399     $1,983     $2,035    $1,449    $1,150   $  767     $  855   $  563

                           Inception 9/23
                            through 12/31
   ---------------------------------------
     1995       1994       1993      1992
  $ 15.24    $ 15.94    $ 10.69   $ 10.00

      .16        .07         --      (.03)
     1.20       (.67)      5.25       .72
  ---------------------------------------
     1.36       (.60)      5.25       .69

       --         --         --        --
     (.01)      (.10)        --        --
  ---------------------------------------
     (.01)      (.10)        --        --
  ---------------------------------------
  $ 16.59    $ 15.24    $ 15.94   $ 10.69
  ---------------------------------------
      8.9%      (3.8%)     49.1%      6.9%

     1.22%      1.24%      1.21%     2.35%*
      .90%       .48%       .06%    (1.37%)*
       26%        20%        19%       20%*
  $ 1,276    $ 1,363    $   907   $    30

________________________________________________________________________________
(a) Average commission rate paid per share on Acorn Fund stock transactions for the years ended December 31, 1997 and December 31, 1996 was $.0128 and $.0194, respectively.

(b) Average commission rate paid per share on Acorn International stock transactions for the years ended December 31, 1997 and December 31, 1996 was $.0085 and $.0008, respectively.

(c) Average commission rate paid per share on Acorn USA stock transactions for the year ended December 31, 1997 and for the period ended December 31, 1996 was $.0586 and $.0567, respectively.

(d) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

(e) Net investment loss per share was based upon the average shares outstanding during each period.

*  Annualized

See accompanying notes to financial statements 37

          NOTES TO FINANCIAL STATEMENTS

1.   Nature of Operations

Acorn Fund, Acorn International and Acorn USA (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2.   Significant Accounting Policies

          Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

          Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

          Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

          Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

          Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. A Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

There were no futures contracts or forward foreign currency contracts open at December 31, 1997 in Acorn Fund. There were no futures contracts open at December 31, 1997 in Acorn International. Acorn International entered into forward contracts to sell foreign currency, settling March 19 through March 27, 1998, as described below:

                                           U.S.Dollar           Unrealized
Foreign Amount         Currency         Proceeds (000)      Gain(Loss)(000)
---------------------------------------------------------------------------
    84,000,000      Swiss Franc               $59,093           $  924
    95,000,000      German Mark               $54,111           $1,012
   200,000,000      French Franc              $33,916           $  505
   380,000,000      Hong Kong Dollar          $48,597            ($172)
82,405,280,000      Italian Lira              $47,482           $  889
 6,785,000,000      Japanese Yen              $54,107           $1,248
   532,000,000      Swedish Krone             $68,921           $1,711
                                                                ------
                                                                $6,117

Acorn USA did not enter into any futures or forward foreign currency contracts during the year ended December 31, 1997.

          Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

          Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies. Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

     Acorn Fund and Acorn International have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, Acorn Fund recognized unrealized appreciation on PFICs of $2,483,000 in 1997. Cumulative net unrealized appreciation recognized in prior years on PFICs sold amounted to $7,736,000. Distributions to shareholders from net investment income relating to PFICs were $7,674,000.

     In accordance with its PFIC election, for the year ended December 31, 1997, Acorn International recognized unrealized appreciation on PFICs of $15,105,000. The cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1997 amounted to $9,539,000. Distributions to shareholders from net investment income relating to PFICs were $24,166,000.

     Distributions relating to PFICs are treated as ordinary income for federal income tax purposes.

     Reclassifications have been made between undistributed net investment income and accumulated net realized gain on sales of investments, futures, and foreign currency transactions to reflect differences between financial reporting and income tax bases. Undistributed net investment income has been increased as follows: Acorn Fund, $2,613,000, Acorn International, $9,061,000, and Acorn USA, $589,000.

3.   Transactions with Affiliates

The Funds' investment advisor, Wanger Asset Management, L.P. ("WAM") furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

     Under the Funds' investment management agreements which were in effect for 1997 and 1996, each fund paid WAM an annual management fee, payable monthly, at the rates set forth below. The fees for Acorn Fund and Acorn International were determined at the beginning of each calendar quarter and the fees for Acorn USA were determined and accrued daily:

ACORN FUND
------------------------------------------------------
Net asset value:
For the first $100 million                        .75%
Next $1.4 billion                                 .50%
Net assets in excess of $1.5 billion              .40%

ACORN INTERNATIONAL
------------------------------------------------------
Net asset value:
For the first $100 million                       1.25%
Next $400 million                                1.00%
Net assets in excess of $500 million              .80%

ACORN USA
------------------------------------------------------
Net asset value:
For the first $200 million                       1.00%
Net assets in excess of $200 million              .95%

     At a special meeting held on December 9, 1997, shareholders voted to approve a proposal that replaced each Fund's investment management agreement with a new investment management agreement and a separate administrative services agreement. The new agreements are effective beginning January 1, 1998. Under the new administrative services agreement, WAM provides administrative services to each Fund at an annual rate of .05% of average daily net assets. Under the new investment management agreement, fees will be accrued daily and paid monthly to WAM at the annual rates shown in the table below for each Fund.

ACORN FUND
------------------------------------------------------
Net asset value:
For the first $700 million                        .75%
Next $1.3 billion                                 .70%
Net assets in excess of $2 billion                .65%

ACORN INTERNATIONAL
------------------------------------------------------
Net asset value:
For the first $100 million                       1.20%
Next $400 million                                 .95%
Net assets in excess of $500 million              .75%

ACORN FAMILY OF FUNDS
          NOTES TO FINANCIAL STATEMENTS

ACORN USA
------------------------------------------------------
Net asset value:
For the first $200 million                        .95%
Net assets in excess of $200 million              .90%

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Acorn Fund paid trustees' fees and expenses of $196,000 in 1997 and $115,700 in 1996; Acorn International paid $118,700 in 1997 and $99,700 in 1996 and Acorn USA paid $6,900 in 1997 and $600 in 1996 to trustees not affiliated with WAM.

     WAM advanced Acorn USA $107,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September, 1996 through August, 2001.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of the Funds' shares and receives no compensation for its services.

4. Subsequent Event

The Trust participates in a $250,000,000 credit facility entered into on January 30, 1998 to facilitate portfolio liquidity. No amounts have been borrowed under the facility.

5. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

ACORN FUND
-----------------------------------------------------------------------
(in thousands)                                           1997      1996
Shares sold                                            42,779    23,744
Shares issued in reinvestment of
  dividend and capital gain distributions              19,004    17,382
                                                       ----------------
                                                       61,783    41,126
Less shares redeemed                                   34,056    28,523
                                                       ----------------
Net increase in shares outstanding                     27,727    12,603
=======================================================================

ACORN INTERNATIONAL
-----------------------------------------------------------------------
(in thousands)                                           1997      1996
Shares sold                                            23,235    20,757
Shares issued in reinvestment of
  dividend and capital gain distributions               5,501     1,708
                                                       ------    ------
                                                       28,736    22,465
Less shares redeemed                                   30,846     8,994
Net increase (decrease)
                                                       ------    ------
in shares outstanding                                  (2,110)   13,471
=======================================================================

ACORN USA
-----------------------------------------------------------------------
(in thousands)                                           1997      1996
Shares sold                                             9,880     4,647
Shares issued in reinvestment of
  dividend and capital gain distributions                 212        --
                                                       ------    ------
                                                       10,092     4,647
Less shares redeemed                                    2,436        91
                                                       ------    ------
Net increase in shares outstanding                      7,656     4,556
=======================================================================

6. Investment Transactions

ACORN FUND
-----------------------------------------------------------------------
(in thousands)                                          1997       1996
Investment securities (excluding
  money market instruments):
    Purchases                                     $  928,010   $862,321
    Proceeds from sales                            1,084,981    924,259

ACORN INTERNATIONAL
-----------------------------------------------------------------------
(in thousands)                                          1997       1996
Investment securities (excluding
  money market instruments):
    Purchases                                     $  656,789   $612,766
    Proceeds from sales                              824,939    498,234

ACORN USA
-----------------------------------------------------------------------
(in thousands)                                          1997       1996
Investment securities (excluding
  money market instruments):
    Purchases                                     $  126,503   $ 45,708
    Proceeds from sales                               36,965      1,733
=======================================================================

TRUSTEES
Irving B. Harris
Chairman
James H. Lorie
Vice Chairman
Leo A. Guthart
Jerome Kahn, Jr.
David C. Kleinman
Charles P. McQuaid
Roger S. Meier
Adolph Meyer, Jr.
Ralph Wanger

OFFCERS
Ralph Wanger
President
Charles P. McQuaid
Senior Vice President
Leah J. Zell
Vice President
Robert A. Mohn
Vice President
Marcel P. Houtzager
Vice President
Merrillyn J. Kosier
Senior Vice President and Secretary
Bruce H. Lauer
Vice President and Treasurer
Kenneth A. Kalina
Assistant Treasurer

INVESTMENT ADVISOR
Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
e-mail: acorn@wanger.com
web site: www.wanger.com

DISTRIBUTOR
WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, Massachusetts 02266-8502

TRANSFER AGENT, DIVIDEND DISBURSING AGENT and Custodian
State Street Bank and Trust Company
Attention: Acorn Family of Funds
P.O. Box 8502
Boston, Massachusetts 02266-8502

LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of Acorn Investment Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

[PHOTO APPEARS HERE]

                                                                  FIRST CLASS
                                                                    PRE-SORT
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                   CHICAGO,IL
                                                                 PERMIT NO. 1200

THE ACORN
          FAMILY OF FUNDS

WAM Brokerage Services, L.L.C.
P.O. Box 8502
Boston, MA 02266-8502